UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2019

WESTERN ASSET

INCOME FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Income Fund for the twelve-month reporting period ended July 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 30, 2019

II	Western Asset Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests in a globally diverse portfolio of fixed income securities. We have broad discretion to invest in all types of fixed income securities and to allocate the Fund’s assets among all segments of the global market for fixed income securities, with no specific minimum or maximum investment in any one segment, including U.S. and foreign corporate debt, including emerging market corporate debt, mortgage-and asset-backed securities, sovereign debt, including emerging market sovereign debt, and U.S. government obligations. Under normal circumstances, the Fund will be invested in at least three countries (one of which may be the U.S.) and will invest at least 35% of its assets in foreign securities.

The Fund may invest without limit in securities rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, that we determined to be of comparable credit quality). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds. The Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies.

The Fund may invest in securities of any maturity. The dollar-weighted average effective durationi of the Fund’s portfolio, as estimated by the subadviser, is normally expected to be between zero and ten years.

In selecting securities, we use a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and our own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the Fund’s assets among various segments of the fixed income market. After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted strong results over the twelve-month reporting period ended July 31, 2019. Spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including continued economic

Western Asset Income Fund 2019 Annual Report	1

Fund overview (cont’d)

growth in the U.S., moderating growth overseas, monetary policy tightening and then a “dovish pivot” by the Federal Reserve Board (the “Fed”)iii, an escalating trade war between the U.S. and China, and numerous geopolitical issues.

Both short- and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.67% and ended the period at 1.89%. The low for the period was 1.71% on June 25, 2019 and the high for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.96% and ended the period at 2.02%. The low for the period was 1.96% on July 3, 2019 and the peak for the period of 3.24% took place on November 8, 2018.

The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Universal Indexiv, returned 8.17% for the twelve months ended July 31, 2019. For comparison purposes, riskier fixed-income securities, including high yield bond and emerging market debt, produced mixed results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield – 2% Issuer Cap Indexv and JPMorgan Emerging Markets Bond Index Globalvi returned 6.91% and 10.33%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. Throughout the reporting period, we tactically managed the Fund’s duration and yield curvevii positioning in response to the changing macro environment. Towards the end of the reporting period, we trimmed duration at the front end of the curve and repositioned some of that duration to the belly of the curve, which we believe should perform better if the Fed cuts rates less than the market has priced in. We also pared the Fund’s exposure to both investment-grade and high-yield corporate bonds, as their spreads narrowed and became less attractively valued. We reduced the Fund’s allocation to structured products, primarily trimming exposure to commercial mortgage-backed securities. Within the emerging markets asset class, we increased the Fund’s U.S. dollar-denominated corporate exposure, while reducing its allocation to U.S. dollar-denominated sovereigns. Elsewhere, we added to the Fund’s exposure to collateralized loan obligations as we see value in the sector.

During the reporting period, interest rate options, futures and swaps were used to manage the Fund’s duration and yield curve exposure. They were a positive contributor to performance. Equity index options, which were utilized primarily for hedging purposes, detracted from performance. Currency derivatives, including forward foreign currency contracts, were utilized to express positive or negative views on various developed and emerging market currencies. Such positions were used both as outright expressions of a market view and as part of the Fund’s hedging program. In aggregate, they contributed to performance during the reporting period. Single name credit default swaps, as well as high-yield and investment-grade index swaps (CDX), were used to manage the Fund’s high-yield and investment grade corporate bond exposures. In aggregate, they contributed to performance during the reporting period.

2	Western Asset Income Fund 2019 Annual Report

Performance review

For the twelve months ended July 31, 2019, Class A shares of Western Asset Income Fund, excluding sales charges, returned 6.84%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Universal Index, returned 8.17% for the same period. The Lipper Multi-Sector Income Funds Category Averageviii returned 6.02% over the same time frame.

Performance Snapshot as of July 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Income Fund:
Class A	5.86%	6.84%
Class C	5.48%	6.25%
Class C1[1]	5.65%	6.43%
Class I	6.17%	7.33%
Class IS	6.04%	7.43%
Bloomberg Barclays U.S. Universal Index	5.40%	8.17%
Lipper Multi-Sector Income Funds Category Average	4.92%	6.02%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a share-holder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2019 for Class A, Class C, Class C1, Class I and Class IS shares were 4.40%, 3.82%, 4.36%, 4.88% and 4.99%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class C1 shares would have been 4.34%. The 30-Day SEC Yield, calculated pursuant the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 30, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 0.99%, 1.70%, 1.37%, 0.70% and 0.62%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Income Fund 2019 Annual Report	3

Fund overview (cont’d)

fund fees and expenses, to average net assets will not exceed 1.80% for Class C shares, 0.70% for Class I shares and 0.60% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Fund generated a strong absolute return during the reporting period. The largest contributor to its absolute performance was its duration and yield curve positioning. The Fund’s duration posture and yield curve positioning shifted throughout the reporting period in response to the changing macro environment. Ultimately, the Fund’s tactical use of top/down macro strategies was the largest driver of positive performance during the reporting period.

The Fund’s allocation to structured products, which includes non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset backed securities, was beneficial as their spreads generally narrowed during the reporting period.

The Fund’s corporate bond exposures, which include investment-grade and high-yield credit, were another area of strength, as their spreads narrowed. Over the reporting period, the Fund’s high-yield corporate exposure tended to be concentrated in select “rising star” (i.e. securities that could potentially be upgraded) stories in the Industrials sector, while its investment-grade corporate exposure focused on the Financials and Industrials sectors.

Finally, an allocation to emerging market debt was beneficial for performance. While emerging markets positions were hard hit in late 2018, they benefited in more recent months from an accommodative backdrop set by the Fed’s dovish pivot. The Fed pivot, along with signs of slowing U.S. growth, has been constructive for emerging markets’ financial conditions and asset flows.

Q. What were the leading detractors from performance?

A. The only meaningful detractor from the Fund’s absolute performance during the reporting period was its currency exposure. In particular, the Fund’s direct exposure to emerging market currencies and local currency denominated bonds detracted from results, as several of these currencies weakened against the U.S. dollar over the reporting period.

Thank you for your investment in Western Asset Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

August 20, 2019

4	Western Asset Income Fund 2019 Annual Report

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. In addition, the Fund invests in high-yield securities, that is securities rated below the Baa/BBB categories, or, if unrated, those determined to be of comparable credit quality. Below investment grade securities are commonly referred to as “junk bonds”. These issues are lower rated and inherently more risky than higher rated fixed income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 55 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2019 were: Sovereign Bonds (13.4%), Collateralized Mortgage Obligations (11.3%), Asset-Backed Securities (9.4%), Communication Services (9.3%) and Consumer Discretionary (9.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Income Fund 2019 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Universal Index represents the union of the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar- denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield—2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 346 funds for the six-month period and among the 331 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Income Fund 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of July 31, 2019 and July 31, 2018 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

Western Asset Income Fund 2019 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2019 and held for the six months ended July 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.86%	$1,000.00	$1,058.60	0.97%	$4.95	Class A	5.00%	$1,000.00	$1,019.98	0.97%	$4.86
Class C	5.48	1,000.00	1,054.80	1.69	8.61	Class C	5.00	1,000.00	1,016.41	1.69	8.45
Class C1	5.65	1,000.00	1,056.50	1.35	6.88	Class C1	5.00	1,000.00	1,018.10	1.35	6.76
Class I	6.17	1,000.00	1,061.70	0.66	3.37	Class I	5.00	1,000.00	1,021.52	0.66	3.31
Class IS	6.04	1,000.00	1,060.40	0.60	3.07	Class IS	5.00	1,000.00	1,021.82	0.60	3.01

8	Western Asset Income Fund 2019 Annual Report

[1]	For the six months ended July 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Income Fund 2019 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 7/31/19	6.84%	6.25%	6.43%	7.33%	7.43%
Five Years Ended 7/31/19	3.48	2.77	3.07	3.82	N/A
Ten Years Ended 7/31/19	6.37	N/A	5.95	6.66	N/A
Inception* through 7/31/19	—	3.25	—	—	4.15

With sales charges[3]	Class A	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 7/31/19	2.35%	5.25%	5.43%	7.33%	7.43%
Five Years Ended 7/31/19	2.59	2.77	3.07	3.82	N/A
Ten Years Ended 7/31/19	5.91	N/A	5.95	6.66	N/A
Inception* through 7/31/19	—	3.25	—	—	4.15

Cumulative total returns
Without sales charges[1]
Class A (7/31/09 through 7/31/19)	85.45%
Class C (Inception date of 8/1/12 through 7/31/19)	25.07
Class C1[2] (7/31/09 through 7/31/19)	78.18
Class I (7/31/09 through 7/31/19)	90.51
Class IS (Inception date of 10/23/14 through 7/31/19)	21.39

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

*	Inception dates for Class A, C, C1, I and IS shares are November 6, 1992, August 1, 2012, March 19, 1993, October 10,1995 and October 23, 2014, respectively.

10	Western Asset Income Fund 2019 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Income Fund vs. Bloomberg Barclays U.S. Universal Index† — July 2009 - July 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Income Fund on July 31, 2009, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2019. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Universal Index. The Bloomberg Barclays U.S. Universal Index represents the union of the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other classes.

Western Asset Income Fund 2019 Annual Report	11

Spread duration (unaudited)

Economic exposure — July 31, 2019

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Universal Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA Income Fund	— Western Asset Income Fund

12	Western Asset Income Fund 2019 Annual Report

Effective duration (unaudited)

Interest rate exposure — July 31, 2019

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Universal Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA Income Fund	— Western Asset Income Fund

Western Asset Income Fund 2019 Annual Report	13

Schedule of investments

July 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 42.0%
Communication Services — 6.7%
Diversified Telecommunication Services — 0.6%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	510,000	$534,225	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,355,000	1,436,300	(a)
Windstream Services LLC/Wind-stream Finance Corp., Secured Notes	10.500%	6/30/24	720,000	507,600	*(a)(b)
Total Diversified Telecommunication Services				2,478,125
Entertainment — 0.2%
Netflix Inc., Senior Notes	5.875%	11/15/28	670,000	737,000
Netflix Inc., Senior Notes	6.375%	5/15/29	320,000	359,104	(a)
Total Entertainment				1,096,104
Interactive Media & Services — 0.5%
Match Group Inc., Senior Notes	5.000%	12/15/27	2,120,000	2,233,950	(a)
Media — 3.7%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	3,180,000	3,396,637	(a)
Altice Luxembourg SA, Senior Notes	10.500%	5/15/27	1,480,000	1,570,650	(a)
American Media LLC, Secured Notes	10.500%	12/31/26	1,709,999	1,795,499	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	2/15/23	30,000	30,525
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	420,000	434,700	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	530,000	547,887	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	1,220,000	1,255,136	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	180,000	212,745
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	270,000	294,802
Diamond Sports Group LLC/Diamond Sports Finance Co., Senior Secured Notes	5.375%	8/15/26	430,000	438,062	(a)(c)

See Notes to Financial Statements.

14	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,980,000		$1,945,350
Entertainment One Ltd., Secured Notes	4.625%	7/15/26	170,000	GBP	212,681	(a)
Fox Corp., Senior Notes	4.709%	1/25/29	430,000		481,878	(a)
Fox Corp., Senior Notes	5.476%	1/25/39	130,000		154,293	(a)
Myriad International Holdings BV, Senior Notes	4.850%	7/6/27	1,380,000		1,494,147	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	5/15/23	1,330,000		1,327,074	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	1,090,000		1,114,525	(a)
Total Media					16,706,591
Wireless Telecommunication Services — 1.7%
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	2,570,000		2,838,244	(a)
Millicom International Cellular SA, Senior Notes	6.625%	10/15/26	530,000		578,362	(a)
Millicom International Cellular SA, Senior Notes	6.250%	3/25/29	600,000		649,050	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	140,000		154,350
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	920,000		1,144,250
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	570,000		669,750
Sprint Corp., Senior Notes	7.250%	9/15/21	10,000		10,763
Sprint Corp., Senior Notes	7.875%	9/15/23	305,000		340,838
Sprint Corp., Senior Notes	7.125%	6/15/24	420,000		460,950
T-Mobile Escrow	—	—	670,000		0	*(d)(e)(f)
T-Mobile USA Inc., Senior Notes	4.750%	2/1/28	670,000		690,937
Total Wireless Telecommunication Services					7,537,494
Total Communication Services					30,052,264
Consumer Discretionary — 5.9%
Auto Components — 0.2%
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	400,000		401,500
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	620,000		635,500	(a)
Total Auto Components					1,037,000
Diversified Consumer Services — 1.3%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	730,000		751,900	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	830,000	GBP	1,147,358	(g)

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	15

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Consumer Services — continued
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	444,000		$467,310	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes	5.250%	4/15/24	160,000		163,603	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	530,000		553,850	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	690,000		833,175
Service Corp. International, Senior Notes	5.125%	6/1/29	1,000,000		1,059,062
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	770,000		751,659	(a)
Total Diversified Consumer Services					5,727,917
Hotels, Restaurants & Leisure — 2.5%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	1,060,000		1,085,991	(a)
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	1,491,586	(g)
Hilton Domestic Operating Co. Inc., Senior Notes	5.125%	5/1/26	190,000		197,858
Hilton Worldwide Finance LLC/ Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	850,000		884,000
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Secured Notes	10.250%	11/15/22	940,000		1,003,450	(a)
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	650,000		653,725
MGM China Holdings Ltd., Senior Notes	5.375%	5/15/24	200,000		207,500	(a)
MGM China Holdings Ltd., Senior Notes	5.875%	5/15/26	310,000		325,500	(a)
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	525,000		534,545	(a)
Sands China Ltd., Senior Notes	5.125%	8/8/25	800,000		881,440
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	594,000		637,808	(a)
Speedway Motorsports Inc., Senior Notes	5.125%	2/1/23	840,000		850,500

See Notes to Financial Statements.

16	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	1,460,000		$1,514,750	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	760,000		778,050	(a)
Total Hotels, Restaurants & Leisure					11,046,703
Household Durables — 0.4%
Allied Universal Holdco LLC, Senior Secured Notes	6.625%	7/15/26	1,060,000		1,110,350	(a)
Lennar Corp., Senior Notes	4.750%	11/29/27	670,000		706,850
Total Household Durables					1,817,200
Specialty Retail — 0.9%
L Brands Inc., Senior Notes	5.625%	10/15/23	530,000		552,525
L Brands Inc., Senior Notes	5.250%	2/1/28	1,740,000		1,616,025
PetSmart Inc., Senior Notes	7.125%	3/15/23	1,000,000		937,500	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	470,000		468,825
Tendam Brands SAU, Senior Secured Notes	5.000%	9/15/24	150,000	EUR	169,038	(a)
Tendam Brands SAU, Senior Secured Notes (3 mo. EURIBOR + 5.250%, 5.250% floor)	5.250%	9/15/24	440,000	EUR	490,701	(a)(h)
Total Specialty Retail					4,234,614
Textiles, Apparel & Luxury Goods — 0.6%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	1,330,000		1,396,500	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	1,080,000		1,125,900
Total Textiles, Apparel & Luxury Goods					2,522,400
Total Consumer Discretionary					26,385,834
Consumer Staples — 1.0%
Beverages — 0.5%
Anheuser-Busch InBev World-wide Inc., Senior Notes	5.550%	1/23/49	1,750,000		2,175,556
Anheuser-Busch InBev World-wide Inc., Senior Notes	5.800%	1/23/59	130,000		167,170
Total Beverages					2,342,726
Food & Staples Retailing — 0.2%
Prosperous Ray Ltd., Senior Notes	4.625%	11/12/23	690,000		737,577	(g)
Food Products — 0.2%
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	1,060,000		1,105,050	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	17

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — 0.1%
Altria Group Inc., Senior Notes	4.400%	2/14/26	130,000	$138,769
Altria Group Inc., Senior Notes	4.800%	2/14/29	420,000	453,584
Total Tobacco				592,353
Total Consumer Staples				4,777,706
Energy — 7.7%
Oil, Gas & Consumable Fuels — 7.7%
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	1,170,000	1,123,200	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	610,000	612,288	(a)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	820,000	815,900
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	870,000	700,350
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	1,130,000	796,650	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	1,020,000	1,092,675	(a)
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	910,000	939,575
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	160,000	165,200	(a)
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	620,000	652,550
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	160,000	166,400	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	260,000	276,900	(a)
Extraction Oil & Gas Inc., Senior Notes	7.375%	5/15/24	650,000	531,375	(a)
Extraction Oil & Gas Inc., Senior Notes	5.625%	2/1/26	530,000	393,801	(a)
Gazprom OAO Via Gaz Capital SA, Senior Notes	4.950%	3/23/27	1,140,000	1,211,636	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	500,000	503,750
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	5.625%	6/15/24	300,000	296,250
Indigo Natural Resources LLC, Senior Notes	6.875%	2/15/26	340,000	288,150	(a)

See Notes to Financial Statements.

18	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	1,360,000	$1,472,921	(a)
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	200,000	224,333	(a)
KazTransGas JSC, Senior Notes	4.375%	9/26/27	1,450,000	1,508,899	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	2,780,000	2,668,188	(a)
Montage Resources Corp., Senior Notes	8.875%	7/15/23	1,120,000	870,800
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	1,250,000	1,648,438	(a)
Northern Oil and Gas Inc., Secured Notes (8.500% Cash and 1.000% PIK)	8.500%	5/15/23	370,150	381,255	(i)
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	2,530,000	2,732,526
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	440,000	473,277
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,560,000	1,701,102
Range Resources Corp., Senior Notes	5.875%	7/1/22	1,000,000	945,000
Range Resources Corp., Senior Notes	5.000%	8/15/22	200,000	184,940
Range Resources Corp., Senior Notes	5.000%	3/15/23	970,000	857,238
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	790,000	908,029	(a)
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	1,060,000	980,500	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	40,000	43,651	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	760,000	839,952	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	1,680,000	1,581,720	(a)
Whiting Petroleum Corp., Senior Notes	1.250%	4/1/20	700,000	682,955
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	240,000	342,663
WPX Energy Inc., Senior Notes	8.250%	8/1/23	670,000	757,100

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	19

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
YPF SA, Senior Notes	8.500%	3/23/21	320,000		$328,800	(a)
YPF SA, Senior Notes	8.500%	3/23/21	2,050,000		2,106,375	(g)
Total Energy					34,807,312
Financials — 7.5%
Banks — 5.3%
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Notes (5.875% to 9/24/23 then EUR 5 year Swap Rate + 5.660%)	5.875%	9/24/23	800,000	EUR	924,350	(g)(h)(j)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	200,000		205,700	(a)(h)(j)
Banco Mercantil del Norte SA, Junior Subordinated Notes (6.875% to 7/6/22 then 5 year Treasury Constant Maturity Rate + 5.035%)	6.875%	7/6/22	200,000		200,752	(a)(h)(j)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	340,000		373,830
Barclays PLC, Junior Subordinated Notes (7.750% to 9/15/23 then USD 5 year ICE Swap Rate + 4.842%)	7.750%	9/15/23	470,000		479,149	(h)(j)
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year U.S. Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	840,000		882,853	(h)(j)
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	200,000		212,627	(h)
Citigroup Inc., Senior Notes	4.650%	7/30/45	553,000		646,362
Cooperatieve Rabobank UA, Junior Subordinated Notes (4.625% to 12/29/25 then EUR 5 year Swap Rate + 4.098%)	4.625%	12/29/25	1,800,000	EUR	2,182,156	(g)(h)(j)
Credit Agricole SA, Junior Subordinated Notes (6.500% to 6/23/21 then EUR 5 year Swap Rate + 5.120%)	6.500%	6/23/21	590,000	EUR	711,095	(g)(h)(j)

See Notes to Financial Statements.

20	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	710,000		$824,487	(a)(h)(j)
Danske Bank A/S, Junior Subordinated Notes (5.750% to 4/6/20 then EUR 6 year Swap Rate + 4.640%)	5.750%	4/6/20	650,000	EUR	734,055	(g)(h)(j)
Danske Bank A/S, Senior Notes	5.000%	1/12/22	230,000		240,986	(a)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	250,000		272,313	(a)
HSBC Holdings PLC, Junior Subordinated Notes (5.250% to 9/16/22 then EUR 5 year Swap Rate + 4.383%)	5.250%	9/16/22	850,000	EUR	1,011,963	(g)(h)(j)
HSBC Holdings PLC, Junior Subordinated Notes (6.250% to 3/23/23 then USD 5 year ICE Swap Rate + 3.453%)	6.250%	3/23/23	290,000		296,732	(h)(j)
HSBC Holdings PLC, Junior Subordinated Notes (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	400,000		416,134	(h)(j)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	490,000		511,266	(h)(j)
ICICI Bank Ltd., Senior Notes	5.750%	11/16/20	950,000		983,946	(g)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	2,700,000		2,736,046	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	1,250,000		1,289,501	(a)
Itau CorpBanca, Senior Notes	3.875%	9/22/19	1,210,000		1,211,985	(g)
Lloyds Banking Group PLC, Junior Subordinated Notes (6.375% to 6/27/20 then EUR 5 year Swap Rate + 5.290%)	6.375%	6/27/20	1,200,000	EUR	1,368,653	(g)(h)(j)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year ICE Swap Rate + 4.760%)	7.500%	6/27/24	230,000		241,650	(h)(j)
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	4.250%	6/19/24	1,240,000		1,304,691	(g)

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	21

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	270,000		$287,888	(h)(j)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	220,000		230,440
Santander UK Group Holdings PLC, Junior Subordinated Notes (7.375% to 6/24/22 then GBP 5 year Swap Rate + 5.543%)	7.375%	6/24/22	790,000	GBP	1,021,725	(g)(h)(j)
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	1,080,000		1,117,091	(a)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	780,000		869,246	(a)(h)
Total Banks					23,789,672
Capital Markets — 0.5%
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	290,000		310,548	(a)(h)(j)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 12/11/23 then USD 5 year ICE Swap Rate + 4.598%)	7.500%	12/11/23	270,000		298,551	(a)(h)(j)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	610,000		648,561	(a)(h)(j)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	150,000		174,088
UBS Group Funding Switzerland AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	860,000		908,375	(a)(h)(j)
Total Capital Markets					2,340,123
Diversified Financial Services — 1.2%
ASP AMC Merger Sub Inc., Senior Notes	8.000%	5/15/25	560,000		383,600	(a)
DAE Funding LLC, Senior Notes	5.750%	11/15/23	1,820,000		1,917,825	(a)

See Notes to Financial Statements.

22	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	1,760,000		$1,756,656	(a)(i)
Jerrold Finco PLC, Senior Secured Notes	6.125%	1/15/24	570,000	GBP	700,109	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	552,000		584,065	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	190,000		197,376	(a)
Total Diversified Financial Services					5,539,631
Insurance — 0.0%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	14,128		20,231	(a)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	7.319%	2/12/23	60,480		61,614	(a)(h)
Total Insurance					81,845
Thrifts & Mortgage Finance — 0.5%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	2,000,000		2,075,240	(a)
Total Financials					33,826,511
Health Care — 3.6%
Health Care Equipment & Supplies — 0.2%
Immucor Inc., Senior Notes	11.125%	2/15/22	930,000		952,088	(a)
Health Care Providers & Services — 2.3%
BioScrip Inc., First Lien Notes ((Highest of Federal Funds Rate + 0.500%, Prime Rate and 1 mo. LIBOR (subject to 1.000% floor) + 1.000%), 1 mo. LIBOR (subject to 1.000% floor) + 6.000%, or 1 mo. LIBOR (subject to 1.000% floor) + 7.000%)	9.402%	8/15/20	100,000		99,500	(d)(e)(h)(k)
BioScrip Inc., First Lien Notes ((Highest of Federal Funds Rate + 0.500%, Prime Rate and 1 mo. LIBOR (subject to 1.000% floor) + 1.000%), 1 mo. LIBOR (subject to 1.000% floor) + 6.000%, or 1 mo. LIBOR (subject to 1.000% floor) + 7.000%)	9.402%	6/30/22	1,979,000		2,068,055	(d)(e)(h)(k)
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,200,000		1,221,750
CVS Health Corp., Senior Notes	4.780%	3/25/38	350,000		371,798

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	23

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
HCA Inc., Senior Notes	5.375%	2/1/25	300,000		$325,188
HCA Inc., Senior Notes	5.625%	9/1/28	2,080,000		2,298,816
HCA Inc., Senior Secured Notes	5.500%	6/15/47	1,510,000		1,633,863
Magellan Health Inc., Senior Notes	4.900%	9/22/24	620,000		621,550
Polaris Intermediate Corp., Senior Notes (8.500% PIK)	8.500%	12/1/22	690,000		641,700	(a)(i)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	820,000		879,450
Total Health Care Providers & Services					10,161,670
Pharmaceuticals — 1.1%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	1,230,000		1,380,675	(a)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	1,000,000		1,103,850	(a)
Bristol-Myers Squibb Co., Senior Notes	4.250%	10/26/49	390,000		430,127	(a)
Nidda BondCo GmbH, Senior Notes	5.000%	9/30/25	590,000	EUR	660,894	(g)
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	100,000		90,375
Teva Pharmaceutical Finance Co. LLC, Senior Notes	0.250%	2/1/26	1,430,000		1,318,276
Total Pharmaceuticals					4,984,197
Total Health Care					16,097,955
Industrials — 3.0%
Aerospace & Defense — 0.2%
Avolon Holdings Funding Ltd., Senior Notes	5.125%	10/1/23	290,000		308,879	(a)
Boeing Co., Senior Notes	2.700%	2/1/27	220,000		220,378
Boeing Co., Senior Notes	3.250%	2/1/35	220,000		221,875
Total Aerospace & Defense					751,132
Air Freight & Logistics — 0.6%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	2,830,000		2,780,475
Building Products — 0.2%
Standard Industries Inc., Senior Notes	6.000%	10/15/25	910,000		961,188	(a)
Commercial Services & Supplies — 0.6%
GFL Environmental Inc., Senior Notes	5.625%	5/1/22	60,000		60,750	(a)
GFL Environmental Inc., Senior Notes	5.375%	3/1/23	630,000		641,813	(a)

See Notes to Financial Statements.

24	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
GFL Environmental Inc., Senior Notes	8.500%	5/1/27	410,000	$449,975	(a)
United Rentals North America Inc., Secured Notes	4.625%	7/15/23	90,000	92,337
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	510,000	518,925
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	250,000	272,425
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	890,000	909,927
Total Commercial Services & Supplies				2,946,152
Construction & Engineering — 0.0%
CalAtlantic Group Inc., Senior Notes	5.250%	6/1/26	250,000	244,113
Industrial Conglomerates — 0.4%
General Electric Co., Senior Notes	6.875%	1/10/39	1,270,000	1,650,964
Machinery — 0.4%
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	500,000	463,750	(a)
Harsco Corp., Senior Notes	5.750%	7/31/27	720,000	743,400	(a)
MAI Holdings Inc., Senior Secured Notes	9.500%	6/1/23	330,000	207,900
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	230,000	229,425
Total Machinery				1,644,475
Marine — 0.3%
Navios Maritime Acquisition Corp./ Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,440,000	1,152,000	(a)
Transportation Infrastructure — 0.3%
DP World PLC, Senior Notes	5.625%	9/25/48	1,390,000	1,547,185	(a)
Total Industrials				13,677,684
Information Technology — 0.8%
Communications Equipment — 0.1%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	450,000	381,798	(a)
Electronic Equipment, Instruments & Components — 0.3%
Vishay Intertechnology Inc., Senior Notes	2.250%	6/15/25	1,350,000	1,263,825

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	25

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	580,000		$657,575
Software — 0.2%
CDK Global Inc., Senior Notes	5.250%	5/15/29	570,000		592,087	(a)
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., Senior Notes	6.000%	7/15/25	430,000		455,478	(a)
Total Software					1,047,565
Technology Hardware, Storage & Peripherals — 0.1%
Seagate HDD Cayman, Senior Notes	4.750%	6/1/23	420,000		435,091
Total Information Technology					3,785,854
Materials — 3.9%
Chemicals — 0.4%
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	1,450,000		1,469,503	(a)
Monitchem HoldCo 2 SA, Secured Notes	6.875%	6/15/22	367,000	EUR	405,257	(g)
Total Chemicals					1,874,760
Containers & Packaging — 0.8%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	280,000		290,500	(a)(i)
Pactiv LLC, Senior Notes	8.375%	4/15/27	730,000		799,350
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	560,000		622,300	(g)
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	1,370,000		1,515,494	(a)
Trivium Packaging Finance BV, Senior Notes	8.500%	8/15/27	300,000		317,337	(a)(c)
Total Containers & Packaging					3,544,981
Metals & Mining — 2.5%
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	1,590,000		1,675,463	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	200,000		202,089	(a)
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	2,230,000		2,216,062	(a)
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,770,000		1,650,879
Glencore Funding LLC, Senior Notes	4.000%	4/16/25	1,000,000		1,028,929	(a)
Hudbay Minerals Inc., Senior Notes	7.250%	1/15/23	560,000		578,200	(a)

See Notes to Financial Statements.

26	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Hudbay Minerals Inc., Senior Notes	7.625%	1/15/25	370,000	$385,270	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	13.250%	2/15/18	372,916	1,398	*(l)
Northwest Acquisitions ULC/ Dominion Finco Inc., Secured Notes	7.125%	11/1/22	480,000	327,600	(a)
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	230,000	251,718
Teck Resources Ltd., Senior Notes	5.400%	2/1/43	570,000	592,632
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	410,000	463,710
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	830,000	1,019,904
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	670,000	703,358
Total Metals & Mining				11,097,212
Paper & Forest Products — 0.2%
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	880,000	888,800
Total Materials				17,405,753
Real Estate — 1.2%
Equity Real Estate Investment Trusts (REITs) — 0.5%
CoreCivic Inc., Senior Notes	4.625%	5/1/23	1,200,000	1,145,400
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., Senior Notes	4.500%	9/1/26	260,000	268,190
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	880,000	913,000
Total Equity Real Estate Investment Trusts (REITs)				2,326,590
Real Estate Management & Development — 0.7%
Country Garden Holdings Co. Ltd., Senior Secured Notes	7.250%	4/4/21	610,000	615,781	(g)
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	980,000	982,469	(a)
Swire Pacific MTN Financing Ltd., Senior Notes	4.500%	10/9/23	1,230,000	1,317,816	(g)
Total Real Estate Management & Development				2,916,066
Total Real Estate				5,242,656
Utilities — 0.7%
Electric Utilities — 0.5%
Perusahaan Listrik Negara PT, Senior Notes	4.125%	5/15/27	1,440,000	1,505,756	(a)
Talen Energy Supply LLC, Senior Notes	10.500%	1/15/26	650,000	612,625	(a)
Total Electric Utilities				2,118,381

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	27

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Water Utilities — 0.2%
Anglian Water Osprey Financing PLC, Senior Secured Notes	5.000%	4/30/23	810,000	GBP	$1,002,008	(g)
Total Utilities					3,120,389
Total Corporate Bonds & Notes (Cost — $183,807,646)					189,179,918
Sovereign Bonds — 13.4%
Argentina — 2.1%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	61.675%	6/21/20	57,950,000	ARS	1,282,215	(h)
Argentine Republic Government International Bond, Senior Notes	6.875%	4/22/21	230,000		207,173
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	610,000		526,430
Argentine Republic Government International Bond, Senior Notes	4.625%	1/11/23	1,290,000		1,077,150
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	510,000		437,325
Argentine Republic Government International Bond, Senior Notes	7.125%	7/6/36	1,590,000		1,252,920
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	800,000		714,600	(g)
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	2,860,000		2,363,819	(a)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	650,000		549,256	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	500,000		376,505	(a)
Provincia de Cordoba, Senior Notes	7.450%	9/1/24	630,000		520,386	(a)
Total Argentina					9,307,779
Australia — 0.4%
Australia Government Bond, Senior Notes	5.750%	7/15/22	2,500,000	AUD	1,955,723
Brazil — 1.5%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	8,831,000	BRL	2,447,004
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/25	8,670,000	BRL	2,584,070
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	5,105,000	BRL	1,552,689
Total Brazil					6,583,763

See Notes to Financial Statements.

28	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Canada — 0.3%
Canadian Government Bond	1.750%	5/1/20	2,000,000	CAD	$1,515,366
Ecuador — 0.5%
Ecuador Government International Bond, Senior Notes	8.750%	6/2/23	420,000		453,705	(a)
Ecuador Government International Bond, Senior Notes	9.625%	6/2/27	1,150,000		1,233,375	(a)
Ecuador Government International Bond, Senior Notes	10.750%	1/31/29	490,000		550,331	(a)
Total Ecuador					2,237,411
Egypt — 0.1%
Egypt Government International Bond, Senior Notes	7.600%	3/1/29	600,000		643,971	(a)
Ghana — 0.6%
Ghana Government International Bond, Senior Notes	8.125%	1/18/26	920,000		994,614	(g)
Ghana Government International Bond, Senior Notes	7.625%	5/16/29	1,300,000		1,331,824	(a)
Ghana Government International Bond, Senior Notes	8.125%	3/26/32	490,000		499,775	(a)
Total Ghana					2,826,213
Indonesia — 3.3%
Indonesia Government International Bond, Senior Notes	5.250%	1/17/42	3,260,000		3,776,663	(g)
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/22	4,850,000,000	IDR	351,891
Indonesia Treasury Bond, Senior Notes	8.375%	9/15/26	50,137,000,000	IDR	3,825,821
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/27	93,050,000,000	IDR	6,588,580
Indonesia Treasury Bond, Senior Notes	8.375%	3/15/34	1,597,000,000	IDR	121,319
Total Indonesia					14,664,274
Kazakhstan — 0.3%
Kazakhstan Government International Bond, Senior Notes	5.125%	7/21/25	1,190,000		1,342,180	(g)
Kenya — 0.2%
Kenya Government International Bond, Senior Notes	7.000%	5/22/27	1,070,000		1,121,348	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	29

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Kuwait — 0.3%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	1,400,000		$1,485,925	(a)
Mexico — 0.5%
Mexico Government International Bond, Senior Notes	3.600%	1/30/25	1,250,000		1,279,375
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	730,000		755,915
Total Mexico					2,035,290
Qatar — 0.5%
Qatar Government International Bond, Senior Notes	5.103%	4/23/48	1,290,000		1,553,908	(a)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	470,000		545,204	(a)
Total Qatar					2,099,112
Russia — 2.1%
Russian Federal Bond — OFZ	7.050%	1/19/28	609,161,000	RUB	9,559,562
Senegal — 0.3%
Senegal Government International Bond, Senior Notes	6.250%	5/23/33	1,280,000		1,271,104	(a)
United Arab Emirates — 0.4%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	1,430,000		1,589,602	(a)
Total Sovereign Bonds (Cost — $63,097,499)					60,238,623
Senior Loans — 11.9%
Communication Services — 2.1%
Diversified Telecommunication Services — 0.7%
Level 3 Financing Inc., 2024 Term Loan B (1 mo. USD LIBOR + 2.250%)	4.484%	2/22/24	940,000		941,909	(h)(m)(n)
Securus Technologies Holdings Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 4.500%)	6.830%	11/1/24	478,785		439,285	(h)(m)(n)
UnityMedia Hessen GmbH & Co. KG, Term Loan Senior Facility B (3 mo. USD LIBOR + 2.250%)	4.604%	9/30/25	520,000		520,094	(h)(m)(n)
Virgin Media Bristol LLC, Term Loan Facility K (1 mo. USD LIBOR + 2.500%)	4.825%	1/15/26	1,088,574		1,092,203	(h)(m)(n)
Total Diversified Telecommunication Services					2,993,491

See Notes to Financial Statements.

30	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — 1.4%
Applovin Corp., Initial Term Loan (1 mo. USD LIBOR + 3.500%)	5.734%	8/15/25	608,471	$610,753	(e)(h)(m)(n)
CBS Radio Inc., Term Loan B1 (1 mo. USD LIBOR + 2.750%)	4.991%	11/18/24	621,435	622,445	(h)(m)(n)
iHeartCommunications Inc., Term Loan (3 mo. USD LIBOR + 4.000%)	6.579%	5/4/26	980,000	989,391	(h)(m)(n)(o)
Lions Gate Capital Holdings LLC, Term Loan B (1 mo. USD LIBOR + 2.250%)	4.484%	3/24/25	777,480	776,825	(h)(m)(n)
Meredith Corp., Term Loan B1 (1 mo. USD LIBOR + 2.750%)	4.984%	1/31/25	831,685	835,012	(h)(m)(n)
Nexstar Broadcasting Inc., Term Loan B4	—	7/15/26	640,000	640,067	(o)
Univision Communications Inc., 2017 Replacement Term Loan (1 mo. USD LIBOR + 2.750%)	4.984%	3/15/24	997,043	978,504	(h)(m)(n)
UPC Financing Partnership, Term Loan Facility AR (3 mo. USD LIBOR + 2.500%)	4.854%	1/15/26	849,570	850,408	(h)(m)(n)
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.500%)	4.825%	4/15/25	180,000	179,213	(h)(m)(n)
Total Media				6,482,618
Total Communication Services				9,476,109
Consumer Discretionary — 3.1%
Auto Components — 0.4%
American Axle & Manufacturing Inc., Term Loan B	4.520-4.530%	4/6/24	1,204,580	1,185,570	(h)(m)(n)
Panther BF Aggregator 2 LP, First Lien Initial Dollar Term Loan (1 mo. USD LIBOR + 3.500%)	5.734%	4/30/26	790,000	791,225	(h)(m)(n)
Total Auto Components				1,976,795
Diversified Consumer Services — 0.2%
Prime Security Services Borrower LLC, Term Loan B1 (1 mo. USD LIBOR + 2.750%)	4.984%	5/2/22	934,468	934,935	(h)(m)(n)
Hotels, Restaurants & Leisure — 1.3%
Alterra Mountain Co., Initial Term Loan (1 mo. USD LIBOR + 3.000%)	5.234%	7/31/24	1,024,400	1,026,098	(h)(m)(n)
ASHCO LLC, Initial Term Loan (1 mo. USD LIBOR + 5.000%)	7.234%	9/25/24	324,225	307,609	(h)(m)(n)

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	31

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Boyd Gaming Corp., Refinancing Term Loan B (1 week USD LIBOR + 2.250%)	4.624%	9/15/23	85,182	$85,372	(h)(m)(n)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	4.984%	12/23/24	2,130,365	2,115,497	(h)(m)(n)
CEC Entertainment Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.250%)	5.484%	2/12/21	1,103,827	1,099,984	(h)(m)(n)
Golden Nugget Inc., Term Loan B (1 mo. USD LIBOR + 2.750%)	4.984-5.064%	10/4/23	272,147	272,785	(h)(m)(n)
Scientific Games International Inc., Initial Term Loan B5 (1 mo. USD LIBOR + 2.750%)	4.984%	8/14/24	967,999	964,773	(h)(m)(n)
Total Hotels, Restaurants & Leisure				5,872,118
Specialty Retail — 1.2%
Academy Ltd., Initial Term Loan (1 mo. USD LIBOR + 4.000%)	6.388-6.402%	7/1/22	874,703	613,658	(h)(m)(n)
CWGS Group LLC, Term Loan (1 mo. USD LIBOR + 2.750%)	4.984-5.152%	11/8/23	1,097,811	1,031,256	(h)(m)(n)
Michaels Stores Inc., 2018 New Replacement Term Loan B (1 mo. USD LIBOR + 2.500%)	4.737-4.769%	1/30/23	1,019,477	988,892	(h)(m)(n)
Party City Holdings Inc., 2018 Replacement Term Loan (1 mo. USD LIBOR + 2.500%)	4.740%	8/19/22	674,372	673,886	(h)(m)(n)
Petco Animal Supplies Inc., Term Loan (3 mo. USD LIBOR + 3.250%)	5.506%	1/26/23	737,134	574,965	(h)(m)(n)
PetSmart Inc., Term Loan B2 (1 mo. USD LIBOR + 4.000%)	6.380%	3/11/22	1,502,858	1,478,671	(h)(m)(n)
Total Specialty Retail				5,361,328
Total Consumer Discretionary				14,145,176
Consumer Staples — 0.2%
Food & Staples Retailing — 0.1%
Albertson’s LLC, 2017 Replacement Term Loan B6 (1 mo. USD LIBOR + 3.000%)	5.234%	6/22/23	695,198	697,208	(h)(m)(n)
Food Products — 0.1%
Post Holdings Inc., Replacement Incremental Term Loan A (3 mo. USD LIBOR + 2.000%)	4.270%	5/24/24	422,678	423,169	(h)(m)(n)
Total Consumer Staples				1,120,377

See Notes to Financial Statements.

32	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 1.1%
Capital Markets — 0.1%
First Eagle Holdings Inc., Initial Term Loan (3 mo. USD LIBOR + 2.750%)	5.080%	12/2/24	69,824	$69,955	(h)(m)(n)
RPI Finance Trust, Initial Term Loan B6 (1 mo. USD LIBOR + 2.000%)	4.234%	3/27/23	318,518	320,708	(h)(m)(n)
Total Capital Markets				390,663
Diversified Financial Services — 0.7%
Intelsat Jackson Holdings SA, Term Loan B3 (1 mo. USD LIBOR + 3.750%)	5.991%	11/27/23	312,000	313,092	(h)(m)(n)
Jane Street Group LLC, New Term Loan (1 mo. USD LIBOR + 3.000%)	5.234%	8/25/22	827,915	825,155	(h)(m)(n)
Stars Group Holdings BV, USD Term Loan (3 mo. USD LIBOR + 3.500%)	5.830%	7/10/25	36,996	37,228	(h)(m)(n)
TKC Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.750%)	5.990%	2/1/23	967,497	951,371	(h)(m)(n)
Travelport Finance (Luxembourg) SARL, First Lien Term Loan (3 mo. USD LIBOR + 5.000%)	7.541%	5/29/26	460,000	448,270	(h)(m)(n)
UFC Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.250%)	5.490%	4/29/26	644,094	646,268	(h)(m)(n)
Total Diversified Financial Services				3,221,384
Insurance — 0.3%
Asurion LLC, Fourteenth Amendment Replacement Term Loan B4 (1 mo. USD LIBOR + 3.000%)	5.234%	8/4/22	628,192	630,286	(h)(m)(n)
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	5.234%	11/3/24	578,539	580,618	(h)(m)(n)
Total Insurance				1,210,904
Total Financials				4,822,951
Health Care — 2.2%
Health Care Equipment & Supplies — 0.1%
Air Methods Corp., Initial Term Loan (3 mo. USD LIBOR + 3.500%)	5.830%	4/22/24	657,691	559,860	(h)(m)(n)
Health Care Providers & Services — 1.3%
Air Medical Group Holdings Inc., 2018 Term Loan (1 mo. USD LIBOR + 3.250%)	5.564%	4/28/22	1,104,166	1,070,121	(h)(m)(n)

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	33

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Jaguar Holding Co. II, 2018 Term Loan (1 mo. USD LIBOR + 2.500%)	4.734%	8/18/22	627,359	$627,359	(h)(m)(n)
LifePoint Health Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.500%)	6.769%	11/16/25	119,699	120,429	(h)(m)(n)
MPH Acquisition Holdings LLC, Initial Term Loan (3 mo. USD LIBOR + 2.750%)	5.080%	6/7/23	972,332	945,071	(h)(m)(n)
Phoenix Guarantor Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.500%)	6.880%	3/5/26	430,909	433,692	(h)(m)(n)
Radnet Management Inc., First Lien Term Loan B1	5.830-8.000%	6/30/23	1,089,662	1,087,619	(h)(m)(n)
U.S. Renal Care Inc., First Lien Term Loan B (1 mo. USD LIBOR + 5.000%)	7.250%	6/12/26	1,030,000	1,011,975	(h)(m)(n)
Wink Holdco Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.000%)	5.234%	12/2/24	662,111	653,421	(h)(m)(n)
Total Health Care Providers & Services				5,949,687
Health Care Technology — 0.4%
AthenaHealth Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.500%)	7.045%	2/11/26	967,575	972,715	(h)(m)(n)
Change Healthcare Holdings LLC, Closing Date Term Loan	4.734%	3/1/24	665,961	665,492	(h)(m)(n)
Total Health Care Technology				1,638,207
Life Sciences Tools & Services — 0.2%
Albany Molecular Research Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.250%)	5.484%	8/30/24	786,000	777,812	(h)(m)(n)
Pharmaceuticals — 0.2%
Beta Sub LLC, Term Loan	—	5/22/26	990,000	987,525	(e)(o)
Total Health Care				9,913,091
Industrials — 1.4%
Air Freight & Logistics — 0.2%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. USD LIBOR + 1.750%)	4.022%	1/15/25	1,028,147	1,032,002	(h)(m)(n)
Airlines — 0.1%
American Airlines Inc., 2017 Replacement Term Loan B (1 mo. USD LIBOR + 2.000%)	4.325%	12/14/23	611,520	608,462	(h)(m)(n)

See Notes to Financial Statements.

34	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — 0.3%
Ply Gem Midco Inc., Initial Term Loan (1 mo. USD LIBOR + 3.750%)	6.119%	4/12/25	1,098,900	$1,074,862	(h)(m)(n)
Commercial Services & Supplies — 0.4%
Allied Universal Holdco LLC, Delayed Draw Tem Loan	—	7/10/26	87,387	87,569	(o)
Allied Universal Holdco LLC, Initial Term Loan (3 mo. USD LIBOR + 4.250%)	6.507%	7/10/26	882,613	884,451	(h)(m)(n)(o)
Garda World Security Corp., New Incremental Term Loan B (3 mo. USD LIBOR + 3.500%)	6.020%	5/24/24	378,066	379,307	(h)(m)(n)
GFL Environmental Inc., Incremental Term Loan	—	5/30/25	580,000	576,496	(o)
Total Commercial Services & Supplies				1,927,823
Electrical Equipment — 0.0%
Brookfield WEC Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.500%)	5.734%	8/1/25	19,950	20,070	(h)(m)(n)
Professional Services — 0.2%
Advantage Sales & Marketing Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 3.250%)	5.580%	7/23/21	765,928	710,973	(h)(m)(n)
Trans Union LLC, 2017 Replacement Term Loan B3 (1 mo. USD LIBOR + 2.000%)	4.234%	4/10/23	112,536	112,934	(h)(m)(n)
Total Professional Services				823,907
Transportation Infrastructure — 0.2%
GlobalTranz Enterprises LLC, First Lien Delayed Draw Term Loan	—	5/15/26	160,000	153,600	(e)(o)
GlobalTranz Enterprises LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 5.000%)	7.314%	5/15/26	620,000	595,200	(e)(h)(m)(n)
Total Transportation Infrastructure				748,800
Total Industrials				6,235,926
Information Technology — 1.1%
Communications Equipment — 0.1%
Global Tel Link Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.250%)	6.484%	11/29/25	369,073	351,427	(h)(m)(n)

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	35

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
IT Services — 0.2%
McAfee LLC, Term Loan B (1 mo. USD LIBOR + 3.750%)	5.991%	9/30/24	1,155,368	$1,156,090	(h)(m)(n)(o)
Software — 0.8%
Dell International LLC, Refinancing Term Loan B (1 mo. USD LIBOR + 2.000%)	4.240%	9/7/23	275,100	276,227	(h)(m)(n)
DigiCert Holdings Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.000%)	6.234%	10/31/24	917,564	918,854	(h)(m)(n)
Finastra USA Inc., First Lien Dollar Term Loan (1 mo. USD LIBOR + 3.500%)	5.734%	6/13/24	1,029,475	1,012,231	(h)(m)(n)
MA Financeco LLC, Term Loan B3 (1 mo. USD LIBOR + 2.500%)	4.734%	6/21/24	48,095	47,854	(h)(m)(n)
Seattle Escrow Borrower LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.734%	6/21/24	324,797	323,171	(h)(m)(n)
Ultimate Software Group Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	6.080%	5/4/26	905,752	913,819	(h)(m)(n)
Total Software				3,492,156
Total Information Technology				4,999,673
Materials — 0.5%
Containers & Packaging — 0.5%
Berry Global Inc., Term Loan Q (1 mo. USD LIBOR + 2.250%)	4.629%	10/3/22	1,004,097	1,004,782	(h)(m)(n)
Reynolds Group Holdings Inc., Incremental US Term Loan (1 mo. USD LIBOR + 2.750%)	4.984%	2/6/23	1,043,186	1,045,049	(h)(m)(n)
Total Materials				2,049,831
Real Estate — 0.2%
Equity Real Estate Investment Trusts (REITs) — 0.2%
MGM Growth Properties Operating Partnership LP, Term Loan B (1 mo. USD LIBOR + 2.000%)	4.234%	3/21/25	767,798	768,949	(h)(m)(n)
Real Estate Management & Development — 0.0%
CityCenter Holdings LLC, Refinancing Term Loan (1 mo. USD LIBOR + 2.250%)	4.484%	4/18/24	232,040	232,679	(h)(m)(n)
Total Real Estate				1,001,628
Total Senior Loans (Cost — $54,498,900)				53,764,762

See Notes to Financial Statements.

36	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (p) — 11.3%
Alternative Loan Trust, 2005-IM1 A1 (1 mo. USD LIBOR + 0.600%)	2.866%	1/25/36	169,831	$166,627	(h)
Alternative Loan Trust, 2006-18CB A6 (-4.000 x 1 mo. USD LIBOR + 28.600%)	19.536%	7/25/36	378,293	591,311	(h)
BAMLL Re-REMIC Trust, 2016-GG10 AJA	5.812%	8/10/45	1,066,190	792,132	(a)(h)
Banc of America Funding Corp., 2015-R3 1A2	2.891%	3/27/36	3,132,674	2,552,277	(a)(h)
Banc of America Mortgage Trust, 2005-C 2A1	4.643%	4/25/35	37,899	36,431	(h)
BCAP LLC Trust, 2011-RR2 1A4	4.737%	7/26/36	4,259,924	3,157,505	(a)(h)
BX Commercial Mortgage Trust, 2019-IMC F (1 mo. USD LIBOR + 2.900%)	5.225%	4/15/34	1,950,000	1,967,907	(a)(h)
BX Trust, 2018-GWMZ MC (1 mo. USD LIBOR + 5.488%)	7.813%	5/15/37	1,700,000	1,702,449	(a)(h)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	6.485%	6/15/38	48,665	27,538	(h)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	165,821	112,882
Credit Suisse Mortgage Trust, 2006-1 1A2 (-5.500 x 1 mo. USD LIBOR + 30.525%)	18.062%	2/25/36	431,078	606,764	(h)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	400,000	376,600	(a)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	1,840,000	1,661,681	(a)
Credit Suisse Mortgage Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.620%)	9.945%	7/15/32	2,900,000	2,903,585	(a)(h)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	1,770,000	1,262,150	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, K720 X3, IO	1.329%	8/25/42	19,810,000	711,260	(h)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA1 M2 (1 mo. USD LIBOR + 3.250%)	5.516%	7/25/29	950,000	1,005,243	(h)

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	37

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (p) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B (1 mo. USD LIBOR + 10.750%)	13.016%	3/25/25	1,109,024	$1,495,470	(h)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	6.516%	1/25/29	2,770,000	2,957,694	(a)(h)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	7.116%	10/25/29	950,000	1,079,031	(a)(h)
Federal National Mortgage Association (FNMA) — CAS, 2017-C06 1B1 (1 mo. USD LIBOR + 4.150%)	6.416%	2/25/30	2,050,000	2,213,727	(a)(h)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1B1 (1 mo. USD LIBOR + 3.550%)	5.816%	7/25/30	1,070,000	1,118,191	(a)(h)
GE Business Loan Trust, 2006-2A D (1 mo. USD LIBOR + 0.750%)	3.075%	11/15/34	113,494	107,609	(a)(h)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	100,000	23,730	(h)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	555,660	397,191	(h)
Government National Mortgage Association (GNMA), 2011-127 IO	0.335%	3/16/47	2,034,911	22,416	(h)
Government National Mortgage Association (GNMA), 2012-55 IO	0.424%	4/16/52	3,353,817	41,653	(h)
GS Mortgage Securities Corp. II, 2018-SRP5 C (1 mo. USD LIBOR + 3.750%)	6.075%	9/15/31	1,240,000	1,242,070	(a)(h)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	145,160	128,391
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	880,551	930,412	(a)
IMPAC CMB Trust Series, 2005-5 A1 (1 mo. USD LIBOR + 0.640%)	2.906%	8/25/35	135,611	134,670	(h)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. USD LIBOR + 0.270%)	2.536%	11/25/36	1,291,035	996,948	(h)
IMPAC Secured Assets Trust, 2006-4 A2B (1 mo. USD LIBOR + 0.170%)	2.436%	1/25/37	243,288	240,258	(h)

See Notes to Financial Statements.

38	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (p) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-PHMZ M (1 mo. USD LIBOR + 8.208%)	10.533%	6/15/35	2,750,000	$2,743,161	(a)(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BOLT C (1 mo. USD LIBOR + 3.800%)	6.200%	7/15/34	2,370,000	2,375,549	(a)(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BOLT XCP, IO	2.052%	7/15/34	3,307,000	128,757	(a)(h)
Lone Star Portfolio Trust, 2015- LSMZ M (1 mo. USD LIBOR + 7.218%)	9.543%	9/15/20	693,377	690,458	(a)(h)
Lone Star Portfolio Trust, 2015-LSP F (1 mo. USD LIBOR + 7.400%)	9.475%	9/15/28	1,621,123	1,630,367	(a)(h)
LSTAR Securities Investment Trust, 2018-2 A2 (1 mo. USD LIBOR + 2.500%)	4.902%	4/1/23	1,110,000	1,114,487	(a)(h)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	26,124	26,956	(a)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	138,487	88,262	(h)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	27,208	17,340	(a)(h)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.055%	9/12/49	227,450	98,893	(h)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	378,463	284,862
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	4,965	4,960
Morgan Stanley Mortgage Loan Trust, 2005-2AR B1 (1 mo. USD LIBOR + 0.500%)	2.766%	4/25/35	1,181,787	984,742	(h)
Multifamily Trust, 2016-1 B	8.920%	4/25/46	1,333,739	1,348,228	(a)(h)
Nomura Resecuritization Trust, 2015-4R 2A2 (1 mo. USD LIBOR + 0.306%)	2.544%	10/26/36	2,351,582	2,028,639	(a)(h)
Nomura Resecuritization Trust, 2015-8R 4A4	3.512%	11/25/47	2,013,998	1,419,744	(a)(h)
Starwood Retail Property Trust, 2014-STAR E (1 mo. USD LIBOR + 4.150%)	6.475%	11/15/27	1,450,000	1,203,169	(a)(h)

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	39

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (p) — continued
Structured Asset Mortgage Investments II Trust, 2006-AR5 2A1 (1 mo. USD LIBOR + 0.210%)	2.476%	5/25/46	230,314	$201,565	(h)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.891%	5/10/63	470,000	340,345	(a)(h)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.891%	5/10/63	830,000	371,523	(a)(h)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR3 A1B (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	3.509%	2/25/46	776,362	750,293	(h)
Washington Mutual Inc., Mortgage Pass-Through Certificates Series Trust, 2005-AR19 A1A1 (1 mo. USD LIBOR + 0.270%)	2.536%	12/25/45	73,195	74,109	(h)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	135,858	139,552	(a)(h)
Total Collateralized Mortgage Obligations (Cost — $48,848,153)				50,829,764
Asset-Backed Securities — 9.4%
American Money Management Corp. CLO 20 Ltd., 2017-20A E (3 mo. USD LIBOR + 5.810%)	8.113%	4/17/29	800,000	768,438	(a)(h)
Amortizing Residential Collateral Trust, 2002-BC6 M2 (1 mo. USD LIBOR + 1.800%)	4.066%	8/25/32	159,577	145,504	(h)
Ares XLIV CLO Ltd., 2017-44A D (3 mo. USD LIBOR + 6.550%)	8.853%	10/15/29	1,100,000	1,080,590	(a)(h)
Asset Backed Securities Corp. Home Equity Loan Trust, 2003-HE2 M2 (1 mo. USD LIBOR + 2.850%)	5.175%	4/15/33	5,068	5,107	(h)
Avery Point VI CLO Ltd., 2015-6A DR (3 mo. USD LIBOR + 2.950%)	5.515%	8/5/27	300,000	297,981	(a)(h)
Avery Point VI CLO Ltd., 2015-6A E1 (3 mo. USD LIBOR + 5.500%)	8.065%	8/5/27	500,000	489,633	(a)(h)
Barings CLO Ltd., 2017-1A F (3 mo. USD LIBOR + 7.450%)	9.750%	7/18/29	500,000	444,071	(a)(h)
Benefit Street Partners CLO IV Ltd., 2014-IVA CRR (3 mo. USD LIBOR + 3.800%)	6.078%	1/20/29	440,000	440,768	(a)(h)
BlueMountain CLO Ltd., 2012-2A AR2 (3 mo. USD LIBOR + 1.050%)	3.570%	11/20/28	400,000	399,431	(a)(h)

See Notes to Financial Statements.

40	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
BlueMountain CLO Ltd., 2012-2A ER2 (3 mo. USD LIBOR + 5.750%)	8.270%	11/20/28	550,000	$533,486	(a)(h)
California Street CLO IX LP, 2012-9A AR2 (3 mo. USD LIBOR + 1.320%)	3.601%	7/16/32	375,000	374,992	(a)(h)
Carlyle Global Market Strategies CLO Ltd., 2014-2RA A1 (3 mo. USD LIBOR + 1.050%)	3.568%	5/15/31	1,200,000	1,191,362	(a)(h)
Carlyle US CLO Ltd., 2017-2A C (3 mo. USD LIBOR + 3.700%)	5.978%	7/20/31	1,000,000	994,722	(a)(h)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	8.278%	4/20/29	1,100,000	1,061,558	(a)(h)
Cent CLO 24 Ltd., 2015-24A CR (3 mo. USD LIBOR + 3.150%)	5.453%	10/15/26	670,000	666,692	(a)(h)
Cook Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 5.400%)	7.703%	4/17/30	250,000	229,125	(a)(h)
Countrywide Asset-Backed Certificates Inc. Asset-Backed Certificates Trust, 2004-5 M4 (1 mo. USD LIBOR + 1.875%)	4.141%	6/25/34	393,453	371,903	(h)
Cumberland Park CLO Ltd., 2015-2A DR (3 mo. USD LIBOR + 2.700%)	4.978%	7/20/28	500,000	493,762	(a)(h)
Cumberland Park CLO Ltd., 2015-2A ER (3 mo. USD LIBOR + 5.650%)	7.928%	7/20/28	700,000	686,042	(a)(h)
CVP CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 2.650%)	4.928%	1/20/31	700,000	650,275	(a)(h)
Dividend Solar Loans LLC, 2019-1 A	3.670%	8/22/39	830,000	829,104	(a)
First Franklin Mortgage Loan Trust, 2003-FF4 M1 (1 mo. USD LIBOR + 1.800%)	4.202%	10/25/33	831,772	840,724	(h)
Flatiron Clo Ltd., 2017-1A A (3 mo. USD LIBOR + 1.250%)	3.768%	5/15/30	590,000	591,176	(a)(h)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 4.950%)	7.253%	4/15/31	1,070,000	968,139	(a)(h)
Greywolf CLO IV Ltd., 2019-1A C (3 mo. USD LIBOR + 3.950%)	6.538%	4/17/30	570,000	565,340	(a)(h)
HERO Funding Trust, 2016-1A R	0.000%	9/20/41	7,341,847	1,400,134	(a)
Hertz Vehicle Financing II LP, 2015-1A C	4.350%	3/25/21	750,000	752,380	(a)
Hertz Vehicle Financing II LP, 2016-2A C	4.990%	3/25/22	430,000	439,872	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	41

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
KKR CLO 11 Ltd., 11 AR (3 mo. USD LIBOR + 1.180%)	3.483%	1/15/31	400,000	$397,458	(a)(h)
KKR CLO 16 Ltd., 16 A1R (3 mo. USD LIBOR + 1.250%)	3.528%	1/20/29	530,000	530,505	(a)(h)
LCM XXII Ltd., 22A DR (3 mo. USD LIBOR + 5.500%)	7.778%	10/20/28	600,000	563,944	(a)(h)
Madison Park Funding XXI Ltd., 2016-21A A1 (3 mo. USD LIBOR + 1.530%)	3.806%	7/25/29	1,230,000	1,231,017	(a)(h)
Madison Park Funding XXVI Ltd., 2017-26A AR (3 mo. USD LIBOR + 1.200%)	3.456%	7/29/30	830,000	831,813	(a)(h)
Mosaic Solar Loan Trust, 2018-2GS A	4.200%	2/22/44	566,133	580,925	(a)
Oaktree CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.200%)	7.478%	10/20/27	750,000	728,631	(a)(h)
Oaktree CLO Ltd., 2019-1A D (3 mo. USD LIBOR + 3.800%)	6.078%	4/22/30	500,000	494,712	(a)(h)
Octagon Investment Partners XXIII Ltd., 2015-1A ER (3 mo. USD LIBOR + 5.750%)	8.053%	7/15/27	520,000	516,192	(a)(h)
Option One Mortgage Loan Trust, 2007-FXD1 2A1	5.866%	1/25/37	967,662	959,875
Origen Manufactured Housing Contract Trust, 2006-A A2	4.591%	10/15/37	717,617	690,486	(h)
Origen Manufactured Housing Contract Trust, 2007-A A2	5.158%	4/15/37	724,150	697,557	(h)
Popular ABS Mortgage Pass- Through Trust, 2005-2 M2	5.717%	4/25/35	1,333,230	951,763
PPM CLO 3 Ltd., 2019-3A A (3 mo. USD LIBOR + 1.400%)	3.874%	7/17/30	400,000	399,982	(a)(h)
RAMP Trust, 2003-RS7 MII1 (1 mo. USD LIBOR + 1.125%)	3.391%	8/25/33	88,701	88,022	(h)
SACO I Trust, 2006-4 A1 (1 mo. USD LIBOR + 0.340%)	2.606%	3/25/36	41,926	41,389	(h)
Saranac CLO III Ltd., 2014-3A DR (3 mo. USD LIBOR + 3.250%)	5.593%	6/22/30	605,000	580,859	(a)(h)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	997,849	(a)
Sofi Consumer Loan Program LLC, 2017-1 A	3.280%	1/26/26	218,154	219,563	(a)

See Notes to Financial Statements.

42	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Sound Point CLO XXIII, 2019-2A A1 (3 mo. USD LIBOR + 1.400%)	3.879%	4/15/32	830,000	$829,509	(a)(h)
Stewart Park CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 2.600%)	4.903%	1/15/30	500,000	471,875	(a)(h)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-ARS1 A1 (1 mo. USD LIBOR + 0.220%)	2.486%	2/25/36	3,174,800	152,630	(a)(h)
Symphony CLO XIX Ltd., 2018-19A A (3 mo. USD LIBOR + 0.960%)	3.282%	4/16/31	1,250,000	1,233,985	(a)(h)
TCI-Symphony CLO Ltd., 2016-1A DR (3 mo. USD LIBOR + 3.000%)	5.597%	10/13/29	430,000	418,233	(a)(h)
TCI-Symphony CLO Ltd., 2016-1A ER (3 mo. USD LIBOR + 5.500%)	8.097%	10/13/29	400,000	375,093	(a)(h)
Thayer Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.100%)	8.378%	4/20/29	900,000	870,814	(a)(h)
Treman Park CLO Ltd., 2015-1A DRR (3 mo. USD LIBOR + 2.650%)	4.928%	10/20/28	500,000	489,846	(a)(h)
Treman Park CLO Ltd., 2015-1A ERR (3 mo. USD LIBOR + 5.500%)	7.778%	10/20/28	250,000	245,105	(a)(h)
Venture 31 CLO Ltd., 2018-31A A1 (3 mo. USD LIBOR + 1.030%)	3.308%	4/20/31	790,000	781,700	(a)(h)
Venture XVII CLO Ltd., 2014-17A ERR (3 mo. USD LIBOR + 5.740%)	8.043%	4/15/27	900,000	879,999	(a)(h)
VOYA CLO, 2017-2A D (3 mo. USD LIBOR + 6.020%)	8.323%	6/7/30	475,000	456,970	(a)(h)
WaMu Asset-Backed Certificates WaMu Series Trust, 2007-HE4 1A (1 mo. USD LIBOR + 0.170%)	2.436%	7/25/47	6,291,853	4,938,688	(h)
Whitehorse XII Ltd., 2018-12A D (3 mo. USD LIBOR + 3.650%)	5.953%	10/15/31	790,000	768,965	(a)(h)
Total Asset-Backed Securities (Cost — $45,284,632)				42,128,265
U.S. Government & Agency Obligations — 6.9%
U.S. Government Obligations — 6.9%
U.S. Treasury Notes (Cost — $30,990,899)	1.625%	3/15/20	31,070,000	30,968,658
Convertible Bonds & Notes — 0.7%
Communication Services — 0.5%
Interactive Media & Services — 0.0%
Twitter Inc., Senior Notes	1.000%	9/15/21	190,000	186,738

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	43

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — 0.5%
DISH Network Corp., Senior Notes	3.375%	8/15/26	1,270,000	$1,166,924
Liberty Media Corp., Senior Notes	2.125%	3/31/48	1,000,000	1,027,449	(a)
Total Media				2,194,373
Total Communication Services				2,381,111
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Cheniere Energy Inc., Senior Notes	4.250%	3/15/45	540,000	427,950
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	480,000	343,574
Total Energy				771,524
Total Convertible Bonds & Notes (Cost — $3,258,208)				3,152,635

			Shares
Common Stocks — 0.5%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Berry Petroleum Corp.			44,396	435,081
Montage Resources Corp.			33,681	112,494	*
MWO Holdings LLC			488	37,264	*(d)(e)
Total Energy				584,839
Financials — 0.4%
Capital Markets — 0.4%
Owl Rock Capital Corp.			101,434	1,607,729	*
Total Common Stocks (Cost — $3,107,706)				2,192,568

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.0%
E-mini S&P 500 Index Futures, Put @ $ 2,700.00	8/16/19	64	9,537,216	7,200
E-mini S&P 500 Index Futures, Put @ $ 2,800.00	8/16/19	49	7,301,931	12,128
E-mini S&P 500 Index Futures, Put @ $ 2,700.00	9/20/19	37	5,513,703	20,165
E-mini S&P 500 Index Futures, Put @ $ 2,800.00	9/20/19	33	4,917,627	31,515
E-mini S&P 500 Index Futures, Put @ $ 2,750.00	10/18/19	28	4,172,532	35,000
Total Exchange-Traded Purchased Options				106,008

See Notes to Financial Statements.

44	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Security	Counterparty	Expiration Date	Contracts	Notional Amount†		Value
OTC Purchased Options — 0.1%
Credit default swaption with Credit Suisse to buy protection on Markit CDX.NA.IG.32 Index, Put @ 70.00bps	Credit Suisse	9/18/19	9,699,000	9,699,000		$4,827
S&P 500 Index, Put @ $2,865.20	Morgan Stanley & Co. Inc.	1/24/20	1,361	3,900,000		47,716
U.S. Dollar/ Australian Dollar, Call @ $0.69	Barclays Bank PLC	8/15/19	3,720,000	3,720,000		51,096
U.S. Dollar/Euro, Call @ $1.13	Citibank N.A.	8/8/19	4,680,000	4,680,000		104,054
U.S. Dollar/Euro, Call @ $1.13	JPMorgan Chase & Co.	10/8/19	4,390,000	4,390,000		75,404
U.S. Dollar/Euro, Call @ $1.13	JPMorgan Chase & Co.	10/15/19	7,860,000	7,860,000		157,994
U.S. Dollar/ Japanese Yen, Put @ 108.04JPY	Barclays Bank PLC	10/31/19	6,950,000	6,950,000		82,086
Total OTC Purchased Options						523,177
Total Purchased Options (Cost — $559,857)						629,185

		Rate	Maturity Date	Face Amount†
Non-U.S. Treasury Inflation Protected Securities — 0.1%
Argentina — 0.1%
Bonos de la Nacion Argentina con Ajuste por CER, Bonds (Cost — $683,700)		4.000%	3/6/20	17,224,692	ARS	335,711

				Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Capital Markets — 0.1%
B. Riley Financial Inc. (Cost — $203,750)		6.875%		8,150		214,426

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	45

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mortgage-Backed Securities — 0.0%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC) Gold	7.000%	8/1/30	2,505		$2,551
Federal Home Loan Mortgage Corp. (FHLMC) Gold	6.500%	11/1/31	284		315
Total FHLMC					2,866
FNMA — 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	6,351		7,194
Total Mortgage-Backed Securities (Cost — $9,178)					10,060
Total Investments before Short-Term Investments (Cost — $434,350,128)					433,644,575
Short-Term Investments — 1.4%
Sovereign Bonds — 1.0%
Egypt Treasury Bills	16.303%	1/21/20	19,000,000	EGP	1,068,286	(q)
Egypt Treasury Bills	16.158%	2/11/20	26,175,000	EGP	1,459,943	(q)
Egypt Treasury Bills	16.635%	3/17/20	33,100,000	EGP	1,815,178	(q)
Total Sovereign Bonds (Cost — $4,249,550)					4,343,407

			Shares
Money Market Funds — 0.4%
Western Asset Government Cash Management Portfolio LLC (Cost — $2,057,443)	2.290%		2,057,443		2,057,443	(r)
Total Short-Term Investments (Cost — $6,306,993)					6,400,850
Total Investments — 97.8% (Cost — $440,657,121)					440,045,425
Other Assets in Excess of Liabilities — 2.2%					10,001,691
Total Net Assets — 100.0%					$450,047,116

See Notes to Financial Statements.

46	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	The coupon payment on these securities is currently in default as of July 31, 2019.

(c)	Securities traded on a when-issued or delayed delivery basis.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)	Value is less than $1.

(g)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(j)	Security has no maturity date. The date shown represents the next call date.

(k)	Restricted security (Note 9).

(l)	The maturity principal is currently in default as of July 31, 2019.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(o)	All or a portion of this loan is unfunded as of July 31, 2019. The interest rate for fully unfunded term loans is to be determined.

(p)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(q)	Rate shown represents yield-to-maturity.

(r)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At July 31, 2019, the total market value of investments in Affiliated Companies was $2,057,443 and the cost was $2,057,443 (Note 8).

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	47

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

Abbreviations used in this schedule:

ARS	— Argentine Peso

AUD	— Australian Dollar

bps	— basis point spread (100 basis points = 1.00%)

BRL	— Brazilian Real

CAD	— Canadian Dollar

CAS	— Connecticut Avenue Securities

CER	— Coeficente de Establilzacion de Referencia

CLO	— Collateral Loan Obligation

CMT	— Constant Maturity Treasury

EGP	— Egyptian Pound

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

GBP	— British Pound

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

IO	— Interest Only

JPY	— Japanese Yen

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

PIK	— Payment-In-Kind

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
Security		Expiration Date	Strike Price		Contracts	Notional Amount†	Value
E-mini S&P 500 Index Futures, Put		8/16/19	$2,600.00		49	7,301,931	$(2,818)
E-mini S&P 500 Index Futures, Put		9/20/19	2,600.00		33	4,917,627	(10,725)
E-mini S&P 500 Index Futures, Put		10/18/19	2,500.00		28	4,172,532	(11,200)
U.S. Treasury 10-Year Notes Futures, Put		8/23/19	126.50		32	3,200,000	(5,500)
Total Exchange-Traded Written Options (Premiums received — $48,226)							$(30,243)
OTC Written Options
	Counterparty
U.S. Dollar/Australian Dollar, Call	Barclays Bank PLC	8/15/19	$0.68		7,440,000	7,440,000	$(15,958)
U.S. Dollar/Canadian Dollar, Call	JPMorgan Chase & Co.	8/16/19	1.36	CAD	4,310,000	4,310,000	(219)
U.S. Dollar/Canadian Dollar, Call	BNP Paribas SA	8/23/19	1.37	CAD	3,750,000	3,750,000	(121)

See Notes to Financial Statements.

48	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Schedule of Written Options (cont’d)
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Dollar/Canadian Dollar, Call	JPMorgan Chase & Co.	10/1/19	1.33	CAD	4,260,000	4,260,000	$(17,040)
U.S. Dollar/Euro, Call	Barclays Bank PLC	8/15/19	$1.11		4,310,000	4,310,000	(23,898)
U.S. Dollar/Euro, Call	Barclays Bank PLC	8/21/19	1.10		1,780,000	1,780,000	(4,243)
U.S. Dollar/Euro, Call	JPMorgan Chase & Co.	10/8/19	1.11		4,390,000	4,390,000	(33,039)
U.S. Dollar/Indonesian Rupiah, Put	Barclays Bank PLC	8/26/19	14,197.00	IDR	3,560,000	3,560,000	(30,226)
Total OTC Written Options (Premiums received — $170,912)							$(124,744)
Total Written Options (Premiums received — $219,138)							$(154,987)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this schedule:

CAD	— Canadian Dollar

IDR	— Indonesian Rupiah

At July 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	84	6/20	$20,446,801	$20,619,900	$173,099
Australian 10-Year Bonds	25	9/19	2,439,681	2,482,747	43,066
U.S. Treasury 2-Year Notes	5	9/19	1,068,356	1,072,031	3,675
U.S. Treasury 10-Year Notes	472	9/19	59,914,710	60,143,127	228,417
U.S. Treasury Long-Term Bonds	28	9/19	4,344,141	4,356,625	12,484
U.S. Treasury Ultra 10-Year Notes	10	9/19	1,355,595	1,378,438	22,843
U.S. Treasury Ultra Long- Term Bonds	216	9/19	36,838,827	38,353,500	1,514,673
					1,998,257
Contracts to Sell:
30-Day Federal Funds	14	8/19	5,711,972	5,708,227	3,745
30-Day Federal Funds	36	1/20	14,729,610	14,730,428	(818)
Euro-Bund	59	9/19	11,161,282	11,434,347	(273,065)
Euro-Buxl	3	9/19	653,436	694,023	(40,587)
U.S. Treasury 5-Year Notes	827	9/19	96,412,274	97,217,729	(805,455)

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	49

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell continued
United Kingdom Long Gilt
Bonds	14	9/19	$2,193,213	$2,261,484	$(68,271)
					(1,184,451)
Net unrealized appreciation on open futures contracts					$813,806

At July 31, 2019, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,121,600	USD	2,407,167	Citibank N.A.	8/12/19	$(56,270)
USD	1,127,370	PHP	58,860,000	Barclays Bank PLC	8/15/19	(28,761)
USD	249,024	AUD	358,980	Barclays Bank PLC	8/19/19	3,357
USD	1,005,113	EUR	890,000	Barclays Bank PLC	8/19/19	18,353
CAD	1,298,859	USD	969,551	JPMorgan Chase & Co.	8/19/19	14,966
USD	970,000	CAD	1,298,859	JPMorgan Chase & Co.	8/19/19	(14,517)
USD	369,565	EUR	328,710	Barclays Bank PLC	8/23/19	4,998
USD	844,000	CAD	1,136,488	BNP Paribas SA	8/26/19	(17,570)
IDR	14,286,547,000	USD	979,000	Barclays Bank PLC	8/28/19	36,993
USD	979,067	IDR	14,286,547,000	JPMorgan Chase & Co.	8/28/19	(36,926)
USD	943,286	CAD	1,233,535	JPMorgan Chase & Co.	10/2/19	7,551
EUR	1,080,000	USD	1,219,968	JPMorgan Chase & Co.	10/10/19	(17,481)
USD	1,613,941	ARS	76,500,795	Citibank N.A.	10/15/19	48,278
IDR	35,361,614,678	USD	2,462,337	Barclays Bank PLC	10/17/19	38,836
INR	220,259,653	USD	3,133,807	Barclays Bank PLC	10/17/19	41,258
JPY	74,670,000	USD	690,444	Barclays Bank PLC	10/17/19	17
JPY	107,050,000	USD	989,422	Barclays Bank PLC	10/17/19	450
PLN	1,311	USD	346	Barclays Bank PLC	10/17/19	(7)
USD	391,913	CAD	513,594	Barclays Bank PLC	10/17/19	2,226
USD	3,694,257	EUR	3,256,671	Barclays Bank PLC	10/17/19	66,123
USD	3,860,781	GBP	3,071,865	Barclays Bank PLC	10/17/19	110,934
USD	94,957	TRY	563,910	Barclays Bank PLC	10/17/19	(3,142)
USD	1,690	ZAR	24,072	Barclays Bank PLC	10/17/19	28
EUR	330,000	USD	370,412	Citibank N.A.	10/17/19	(2,771)
EUR	660,000	USD	744,924	Citibank N.A.	10/17/19	(9,643)
EUR	1,100,000	USD	1,227,270	Citibank N.A.	10/17/19	(1,802)
JPY	163,497,987	USD	1,518,052	Citibank N.A.	10/17/19	(6,214)
MXN	69,760,716	USD	3,595,024	Citibank N.A.	10/17/19	(1,756)
USD	6,460,669	AUD	9,302,485	Citibank N.A.	10/17/19	82,521

See Notes to Financial Statements.

50	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,836,585	BRL	6,985,450	Citibank N.A.	10/17/19	$17,433
USD	55,998	COP	181,601,500	Citibank N.A.	10/17/19	913
USD	5,626,835	RUB	363,448,500	Citibank N.A.	10/17/19	(23,633)
JPY	16,010,000	USD	147,859	Goldman Sachs Group Inc.	10/17/19	183
AUD	200,000	USD	137,580	JPMorgan Chase & Co.	10/17/19	(452)
EUR	160,000	USD	179,558	JPMorgan Chase & Co.	10/17/19	(1,308)
EUR	300,000	USD	337,223	JPMorgan Chase & Co.	10/17/19	(3,004)
EUR	320,000	USD	361,098	JPMorgan Chase & Co.	10/17/19	(4,598)
EUR	320,000	USD	359,212	JPMorgan Chase & Co.	10/17/19	(2,712)
EUR	340,000	USD	381,090	JPMorgan Chase & Co.	10/17/19	(2,309)
EUR	340,000	USD	381,181	JPMorgan Chase & Co.	10/17/19	(2,400)
EUR	510,000	USD	576,208	JPMorgan Chase & Co.	10/17/19	(8,036)
EUR	3,537,000	USD	4,011,524	JPMorgan Chase & Co.	10/17/19	(71,086)
PHP	58,864,000	USD	1,142,990	JPMorgan Chase & Co.	10/17/19	10,198
TWD	944,800	USD	30,646	JPMorgan Chase & Co.	10/17/19	(131)
USD	16,119,767	EUR	14,210,827	JPMorgan Chase & Co.	10/17/19	288,024
USD	1,581,431	SEK	14,661,288	JPMorgan Chase & Co.	10/17/19	55,137
USD	3,016,300	JPY	325,878,036	Barclays Bank PLC	11/5/19	(1,491)
Total						$530,757

Abbreviations used in this table:

ARS	— Argentine Peso

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

PHP	— Philippine Peso

PLN	— Polish Zloty

RUB	— Russian Ruble

SEK	— Swedish Krona

TRY	— Turkish Lira

TWD	— Taiwan Dollar

USD	— United States Dollar

ZAR	— South African Rand

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	51

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

At July 31, 2019, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at July 31, 2019[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Deutsche Bank AG (Commonwealth of Australia) 4.750%, due 4/21/27	$4,220,000	6/20/23	0.156%	1.000% quarterly	$(134,710)	$(125,187)	$(9,523)

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
347,480,000 MXN	4/5/21	28-Day MXN TIIE -Banxico every 28 days	7.351% every 28 days	$(6,589)	$(60,498)
4,174,000 GBP	10/26/21	1.271% semi-annually	6-Month GBP LIBOR semi-annually	2,026	(64,929)
19,942,000 GBP	10/30/21	1.385% annually	3-Month GBP LIBOR annually	(7,093)	(196,478)
605,800,000 MXN	4/6/22	28-Day MXN TIIE - Banxico every 28 days	7.330% every 28 days	(10,087)	33,535
22,243,000	4/26/22	3-Month LIBOR quarterly	2.250% semi-annually	4,684	113,059
22,660,000	4/26/23	2.300% semi-annually	3-Month LIBOR quarterly	1,529	(125,593)
9,920,000	12/31/25	2.250% semi-annually	3-Month LIBOR quarterly	50,334	(291,551)
22,071,000	1/31/26	2.500% semi-annually	3-Month LIBOR quarterly	(297,877)	(583,545)
38,860,000 MXN	7/18/29	28-Day MXN TIIE - Banxico every 28 days	7.450% every 28 days	(742)	(2,966)
5,032,000	5/15/44	2.875% semi-annually	3-Month LIBOR quarterly	23,462	(718,905)

See Notes to Financial Statements.

52	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

	CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	5,049,000		8/15/44	2.750% semi-annually	3-Month LIBOR quarterly	$(16,195)	$(560,200)
	521,500	EUR	8/23/47	1.498% annually	6-Month EURIBOR semi-annually	(619)	(150,532)
Total						$(257,167)	$(2,608,603)

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation Depreciation
Citibank N.A.	4,600,000	BRL	1/4/27	BRL-CDI **	7.024	% **	—	$514
Citibank N.A.	5,400,000	BRL	1/4/27	BRL-CDI **	7.024	% **	$2,831	2,927
Citibank N.A.	5,822,000	BRL	1/4/27	BRL-CDI **	7.024	% **	3,557	2,650
JPMorgan Chase & Co.	3,800,000	BRL	1/4/27	BRL-CDI **	7.044	% **	—	4,933
JPMorgan Chase & Co.	19,480,000	BRL	1/4/27	BRL-LIBOR **	6.870	% **	—	(14,525)
Total							$6,388	$(3,501)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Reference Entity	Notional Amount[2]		Termination Date	Periodic Payments Made by the Fund†	Market Value[4]		Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.32 Index	$9,810,900		6/20/24	5.000% quarterly	$(725,918)		$(663,861)	$(62,057)

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	53

Schedule of investments (cont’d)

July 31, 2019

Western Asset Income Fund

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviations used in this table:

BRL	— Brazilian Real

BRL-CDI	— Brazil Cetip InterBank Deposit Rate

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

GBP	— British Pound

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

Summary of Investments by Country* (unaudited)
United States	57.8%
Cayman Islands	6.2
Brazil	3.9
Indonesia	3.7
Argentina	3.1
United Kingdom	2.9
Russia	2.5
Canada	2.1

See Notes to Financial Statements.

54	Western Asset Income Fund 2019 Annual Report

Western Asset Income Fund

Summary of Investments by Country* (unaudited) (cont’d)
Italy	1.4%
United Arab Emirates	1.4
France	1.1
Kazakhstan	1.0
Netherlands	0.9
Switzerland	0.7
Luxembourg	0.7
Ghana	0.6
Mexico	0.6
Belgium	0.5
Ecuador	0.5
Zambia	0.5
Ireland	0.5
Qatar	0.5
Hong Kong	0.5
Australia	0.4
South Africa	0.4
Spain	0.4
Kuwait	0.3
Macau	0.3
Israel	0.3
Singapore	0.3
Senegal	0.3
Denmark	0.3
Colombia	0.3
Chile	0.3
Germany	0.3
Kenya	0.3
India	0.2
Egypt	0.2
China	0.1
Jersey	0.1
Purchased Options	0.1
Short-Term Investments	1.5
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2019 and are subject to change.

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	55

Statement of assets and liabilities

July 31, 2019

Assets:
Investments in unaffiliated securities, at value (Cost — $438,599,678)	$437,987,982
Investments in affiliated securities, at value (Cost — $2,057,443)	2,057,443
Cash	11,089,002
Foreign currency, at value (Cost — $7,839,223)	7,756,930
Interest receivable	4,328,697
Receivable for securities sold	2,327,150
Deposits with brokers for centrally cleared swap contracts	1,075,349
Unrealized appreciation on forward foreign currency contracts	848,777
Receivable from broker — variation margin on open futures contracts	464,715
Deposits with brokers for open futures contracts and exchange-traded options	452,879
Foreign currency collateral for open futures contracts and exchange traded options, at value (Cost — $334,822)	320,857
Receivable for Fund shares sold	143,366
Deposits with brokers for OTC derivatives	140,000
OTC swaps, at value (premiums paid — $6,388)	17,412
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $12,661)	11,806
Other receivables	2,504
Prepaid expenses	37,474
Total Assets	469,062,343

Liabilities:
Payable for securities purchased	16,753,958
Payable for Fund shares repurchased	831,974
Unrealized depreciation on forward foreign currency contracts	318,020
Distributions payable	270,788
Investment management fee payable	187,800
Written options, at value (premiums received — $219,138)	154,987
OTC swaps, at value (premiums received — $125,187)	149,235
Payable to broker — variation margin on centrally cleared swap contracts	121,132
Service and/or distribution fees payable	69,533
Payable for open OTC swap contracts	4,923
Trustees’ fees payable	501
Accrued expenses	152,376
Total Liabilities	19,015,227
Total Net Assets	$450,047,116

Net Assets:
Par value (Note 7)	$725
Paid-in capital in excess of par value	494,180,429
Total distributable earnings (loss)	(44,134,038)
Total Net Assets	$450,047,116

See Notes to Financial Statements.

56	Western Asset Income Fund 2019 Annual Report

Net Assets:
Class A	$293,622,464
Class C	$6,453,287
Class C1	$2,400,451
Class I	$103,043,024
Class IS	$44,527,890

Shares Outstanding:
Class A	47,396,983
Class C	1,042,567
Class C1	387,047
Class I	16,542,214
Class IS	7,147,698

Net Asset Value:
Class A (and redemption price)	$6.19
Class C*	$6.19
Class C1*	$6.20
Class I (and redemption price)	$6.23
Class IS (and redemption price)	$6.23
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.46

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	57

Statement of operations

For the Year Ended July 31, 2019

Investment Income:
Interest from unaffiliated investments	$25,496,066
Interest from affiliated investments	106,953
Dividends	585,736
Less: Foreign taxes withheld	(135,203)
Total Investment Income	26,053,552

Expenses:
Investment management fee (Note 2)	2,000,657
Service and/or distribution fees (Notes 2 and 5)	845,821
Transfer agent fees (Note 5)	498,158
Registration fees	104,245
Fund accounting fees	73,168
Audit and tax fees	62,273
Custody fees	47,692
Shareholder reports	40,481
Legal fees	37,857
Trustees’ fees	9,876
Insurance	6,325
Commitment fees (Note 10)	4,536
Interest expense	2,668
Miscellaneous expenses	25,247
Total Expenses	3,759,004
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(51,402)
Net Expenses	3,707,602
Net Investment Income	22,345,950

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(12,835,057)	†
Futures contracts	960,788
Written options	834,566
Swap contracts	2,741,382
Forward foreign currency contracts	1,376,312
Foreign currency transactions	(495,701)
Net Realized Loss	(7,417,710)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	13,533,255	‡
Futures contracts	1,201,769
Written options	(137,566)
Swap contracts	(3,205,110)

See Notes to Financial Statements.

58	Western Asset Income Fund 2019 Annual Report

Forward foreign currency contracts	576,208
Foreign currencies	(113,370)
Change in Net Unrealized Appreciation (Depreciation)	11,855,186
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	4,437,476
Increase in Net Assets From Operations	$26,783,426

†	Net of foreign capital gains tax of $(71,561).
‡	Net of change in accrued foreign capital gains tax of $57.

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	59

Statements of changes in net assets

For the Years Ended July 31,	2019	2018

Operations:
Net investment income	$22,345,950	$23,665,884
Net realized loss	(7,417,710)	(9,400,215)
Change in net unrealized appreciation (depreciation)	11,855,186	(13,455,645)
Increase in Net Assets From Operations	26,783,426	810,024

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(20,525,887)	(20,503,460)
Return of capital	(3,628,401)	(2,320,966)
Decrease in Net Assets From Distributions to Shareholders	(24,154,288)	(22,824,426)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	135,583,415	156,196,553
Reinvestment of distributions	22,575,404	20,753,450
Cost of shares repurchased	(134,420,256)	(126,763,679)
Increase in Net Assets From Fund Share Transactions	23,738,563	50,186,324
Increase in Net Assets	26,367,701	28,171,922

Net Assets:
Beginning of year	423,679,415	395,507,493
End of year(b)	$450,047,116	$423,679,415

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 12). For the year ended July 31, 2018, distributions from net investment income were $20,503,460.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 12). For the year ended July 31, 2018, end of year net assets included undistributed net investment income of $113,033.

See Notes to Financial Statements.

60	Western Asset Income Fund 2019 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$6.14	$6.46	$6.30	$6.65	$7.03

Income (loss) from operations:
Net investment income	0.33	0.35	0.30	0.31	0.32
Net realized and unrealized gain (loss)	0.08	(0.33)	0.17	(0.12)	(0.36)
Total income (loss) from operations	0.41	0.02	0.47	0.19	(0.04)

Less distributions from:
Net investment income	(0.30)	(0.31)	(0.21)	(0.54)	(0.34)
Return of capital	(0.06)	(0.03)	(0.10)	—	—
Total distributions	(0.36)	(0.34)	(0.31)	(0.54)	(0.34)

Net asset value, end of year	$6.19	$6.14	$6.46	$6.30	$6.65
Total return[2]	6.84%	0.45%	7.65%	3.38%	(0.66)%

Net assets, end of year (millions)	$294	$277	$280	$276	$303

Ratios to average net assets:
Gross expenses	1.00%	1.09%	1.14%	1.14%	1.12%
Net expenses	0.98 [3]	1.08 [3]	1.14 [3]	1.14	1.12
Net investment income	5.54	5.49	4.78	4.90	4.64

Portfolio turnover rate	54%	63%	59%	68%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	61

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$6.14	$6.46	$6.29	$6.64	$7.02

Income (loss) from operations:
Net investment income	0.29	0.31	0.26	0.26	0.26
Net realized and unrealized gain (loss)	0.08	(0.33)	0.17	(0.11)	(0.36)
Total income (loss) from operations	0.37	(0.02)	0.43	0.15	(0.10)

Less distributions from:
Net investment income	(0.27)	(0.27)	(0.16)	(0.50)	(0.28)
Return of capital	(0.05)	(0.03)	(0.10)	—	—
Total distributions	(0.32)	(0.30)	(0.26)	(0.50)	(0.28)

Net asset value, end of year	$6.19	$6.14	$6.46	$6.29	$6.64
Total return[2]	6.25%	(0.43)%	7.06%	2.63%	(1.40)%

Net assets, end of year (000s)	$6,453	$7,186	$6,161	$6,814	$6,730

Ratios to average net assets:
Gross expenses	1.71%	1.80%	1.85%	1.85%	1.85%
Net expenses[3]	1.70 [4]	1.79 [4]	1.85	1.85	1.85
Net investment income	4.82	4.86	4.07	4.19	3.89

Portfolio turnover rate	54%	63%	59%	68%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective March 31, 2018 the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to March 31, 2018, the expense limitation was 1.95%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

62	Western Asset Income Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C1 Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$6.15	$6.47	$6.31	$6.66	$7.04

Income (loss) from operations:
Net investment income	0.31	0.36	0.28	0.28	0.29
Net realized and unrealized gain (loss)	0.08	(0.36)	0.16	(0.11)	(0.36)
Total income (loss) from operations	0.39	0.00 [2]	0.44	0.17	(0.07)

Less distributions from:
Net investment income	(0.29)	(0.29)	(0.18)	(0.52)	(0.31)
Return of capital	(0.05)	(0.03)	(0.10)	—	—
Total distributions	(0.34)	(0.32)	(0.28)	(0.52)	(0.31)

Net asset value, end of year	$6.20	$6.15	$6.47	$6.31	$6.66
Total return[3]	6.43%	0.08%[4]	7.21%	2.98%	(1.06)%

Net assets, end of year (000s)	$2,400	$19,348	$25,384	$31,917	$37,691

Ratios to average net assets:
Gross expenses	1.39%	1.47%	1.55%	1.54%	1.53%
Net expenses	1.37 [5]	1.46 [5]	1.55 [5]	1.54	1.53
Net investment income	5.12	5.60	4.38	4.50	4.23

Portfolio turnover rate	54%	63%	59%	68%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.08% for the year ended July 31, 2018.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	63

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$6.18	$6.50	$6.33	$6.68	$7.06

Income (loss) from operations:
Net investment income	0.35	0.38	0.32	0.33	0.33
Net realized and unrealized gain (loss)	0.08	(0.34)	0.18	(0.12)	(0.35)
Total income (loss) from operations	0.43	0.04	0.50	0.21	(0.02)

Less distributions from:
Net investment income	(0.32)	(0.32)	(0.23)	(0.56)	(0.36)
Return of capital	(0.06)	(0.04)	(0.10)	—	—
Total distributions	(0.38)	(0.36)	(0.33)	(0.56)	(0.36)

Net asset value, end of year	$6.23	$6.18	$6.50	$6.33	$6.68
Total return[2]	7.33%	0.61%	8.12%	3.69%	(0.36)%

Net assets, end of year (000s)	$103,043	$120,028	$83,331	$55,681	$67,193

Ratios to average net assets:
Gross expenses	0.70%	0.80%	0.86%	0.86%	0.85%
Net expenses[3,4]	0.68	0.79	0.85	0.85	0.85
Net investment income	5.79	5.99	5.06	5.19	4.89

Portfolio turnover rate	54%	63%	59%	68%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective March 31, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to March 31, 2018, the expense limitation was 0.85%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

64	Western Asset Income Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class IS Shares[1]	2019	2018	2017	2016	2015[2]

Net asset value, beginning of year	$6.18	$6.50	$6.33	$6.68	$6.96

Income (loss) from operations:
Net investment income	0.37	0.38	0.33	0.33	0.26
Net realized and unrealized gain (loss)	0.07	(0.33)	0.18	(0.11)	(0.26)
Total income from operations	0.44	0.05	0.51	0.22	(0.00)	[3]

Less distributions from:
Net investment income	(0.33)	(0.33)	(0.24)	(0.57)	(0.28)
Return of capital	(0.06)	(0.04)	(0.10)	—	—
Total distributions	(0.39)	(0.37)	(0.34)	(0.57)	(0.28)

Net asset value, end of year	$6.23	$6.18	$6.50	$6.33	$6.68
Total return[4]	7.43%	0.70%	8.22%	3.72%	(0.04)%

Net assets, end of year (000s)	$44,528	$636	$424	$109	$9,247

Ratios to average net assets:
Gross expenses	0.62%	0.72%	0.76%	0.74%	0.73%[5]
Net expenses[6]	0.60 [7]	0.69 [7]	0.75 [7]	0.74	0.73	[5]
Net investment income	6.08	5.97	5.22	5.15	5.01	[5]

Portfolio turnover rate	54%	63%	59%	68%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 23, 2014 (inception date) to July 31, 2015.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective March 31, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.60%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to March 31, 2018, the expense limitation was 0.75% and the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Income Fund 2019 Annual Report	65

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

66	Western Asset Income Fund 2019 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Income Fund 2019 Annual Report	67

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes:
Communication Services	—	$30,052,264	$0	*	$30,052,264
Health Care	—	13,930,400	2,167,555		16,097,955
Other Corporate Bonds & Notes	—	143,029,699	—		143,029,699
Sovereign Bonds	—	60,238,623	—		60,238,623
Senior Loans:
Communication Services	—	8,865,356	610,753		9,476,109
Health Care	—	8,925,566	987,525		9,913,091
Industrials	—	5,487,126	748,800		6,235,926
Other Senior Loans	—	28,139,636	—		28,139,636
Collateralized Mortgage Obligations	—	50,829,764	—		50,829,764
Asset-Backed Securities	—	42,128,265	—		42,128,265
U.S. Government & Agency Obligations	—	30,968,658	—		30,968,658
Convertible Bonds & Notes	—	3,152,635	—		3,152,635
Common Stocks:
Energy	$547,575	—	37,264		584,839
Financials	1,607,729	—	—		1,607,729
Purchased Options:
Exchange-Traded Purchased Options	106,008	—	—		106,008
OTC Purchased Options	—	523,177	—		523,177
Non-U.S. Treasury Inflation
Protected Securities	—	335,711	—		335,711
Preferred Stocks	214,426	—	—		214,426
Mortgage-Backed Securities	—	10,060	—		10,060
Total Long-Term Investments	2,475,738	426,616,940	4,551,897		433,644,575
Short-Term Investments†:
Sovereign Bonds	—	4,343,407	—		4,343,407
Money Market Funds	—	2,057,443	—		2,057,443
Total Short-Term Investments	—	6,400,850	—		6,400,850
Total Investments	$2,475,738	$433,017,790	$4,551,897		$440,045,425

68	Western Asset Income Fund 2019 Annual Report

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$2,002,002	—	—	$2,002,002
Forward Foreign Currency Contracts	—	$848,777	—	848,777
Centrally Cleared Interest Rate Swaps	—	146,594	—	146,594
OTC Interest Rate Swaps‡	—	17,412	—	17,412
Total Other Financial Instruments	$2,002,002	$1,012,783	—	$3,014,785
Total	$4,477,740	$434,030,573	$4,551,897	$443,060,210

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$30,243	—	—	$30,243
OTC Written Options	—	$124,744	—	124,744
Futures Contracts	1,188,196	—	—	1,188,196
Forward Foreign Currency Contracts	—	318,020	—	318,020
OTC Credit Default Swaps on Sovereign Issues — Buy Protection‡	—	134,710	—	134,710
Centrally Cleared Interest Rate Swaps	—	2,755,197	—	2,755,197
OTC Interest Rate Swaps‡	—	14,525	—	14,525
Centrally Cleared Credit
Default Swaps on Credit
Indices — Buy Protection	—	62,057	—	62,057
Total	$1,218,439	$3,409,253	—	$4,627,692

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

Western Asset Income Fund 2019 Annual Report	69

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of July 31, 2018		Accrued premiums/ discounts	Realized gain (loss)[1]	Change in unrealized appreciation (depreciation)[2]	Purchases
Corporate Bonds & Notes:
Communication Services	—		—	—	—	$0	*
Energy	$0	*	—	$5,927	—	—
Health Care	2,068,055		$3,814	—	$(3,314)	99,000
Senior Loans:
Communication Services	—		(59)	(21)	(1,462)	613,824
Consumer Discretionary	1,069,200		18,199	54,000	(7,399)	—
Health Care	—		—	—	7,425	980,100
Industrials	615,498		347	—	(16,743)	764,400
Information Technology	676,362		—	—	(729)	—
Common Stocks:
Energy	0	*	—	—	37,264	—
Total	$4,429,115		$22,301	$59,906	$15,042	$2,457,324

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of July 31, 2019		Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2019[2]
Corporate Bonds & Notes:
Communication Services	—	—	—	$0	*	—
Energy	$(5,927)	—	—	—		—
Health Care	—	—	—	2,167,555		$(3,314)
Senior Loans:
Communication Services	(1,529)	—	—	610,753		(1,462)
Consumer Discretionary	(1,134,000)	—	—	—		—
Health Care	—	—	—	987,525		7,425
Industrials	(6,240)	—	$(608,462)	748,800		(15,947)

70	Western Asset Income Fund 2019 Annual Report

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of July 31, 2019	Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2019[2]
Information Technology	$(675,633)	—	—	—	—
Common Stocks:
Energy	—	—	—	$37,264	$37,264
Total	$(1,823,329)	—	$(608,462)	$4,551,897	$23,966

[1]	This amount is included in net realized gain (loss) from investment transactions in unaffiliated securities in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

*	Amount represents less than $1.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange

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Notes to financial statements (cont’d)

can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

72	Western Asset Income Fund 2019 Annual Report

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2019, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended July 31, 2019, see Note 4.

Western Asset Income Fund 2019 Annual Report	73

Notes to financial statements (cont’d)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the

74	Western Asset Income Fund 2019 Annual Report

Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption

Western Asset Income Fund 2019 Annual Report	75

Notes to financial statements (cont’d)

contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At July 31, 2019, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of

76	Western Asset Income Fund 2019 Annual Report

comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the

Western Asset Income Fund 2019 Annual Report	77

Notes to financial statements (cont’d)

Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of

78	Western Asset Income Fund 2019 Annual Report

default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Western Asset Income Fund 2019 Annual Report	79

Notes to financial statements (cont’d)

As of July 31, 2019, the Fund held OTC written options, forward foreign currency contracts, OTC credit default swaps and OTC interest rate swaps with credit related contingent features which had a liability position of $591,999. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of July 31, 2019, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $140,000, which could be used to reduce the required payment.

At July 31, 2019, the Fund held non-cash collateral from Citibank N.A. and JPMorgan Chase & Co. in the amounts of $131,982 and $84,499, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund are recorded each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing

80	Western Asset Income Fund 2019 Annual Report

requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of July 31, 2019, there were no capital gains tax liabilities accrued on unrealized gains.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$13,294,386	$(13,294,386)

(a)	Reclassifications are due to the expiration of capital loss carryover.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London, Western Asset Singapore and Western

Western Asset Income Fund 2019 Annual Report	81

Notes to financial statements (cont’d)

Asset Japan a monthly sub-advisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.80%, 0.70% and 0.60%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended July 31, 2019, fees waived and/or expenses reimbursed amounted to $51,402.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$91,409	—
CDSCs	701	$1,619

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

82	Western Asset Income Fund 2019 Annual Report

3. Investments

During the year ended July 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$202,101,826	$10,387,991
Sales	194,394,819	10,294,168

At July 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$441,044,675	$16,290,424	$(17,289,674)	$(999,250)
Swap contracts	(1,039,827)	157,618	(2,841,302)	(2,683,684)
Written options	(219,138)	101,573	(37,422)	64,151
Futures contracts	—	2,002,002	(1,188,196)	813,806
Forward foreign currency contracts	—	848,777	(318,020)	530,757

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2019.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[2]	—	$470,634	$4,827	$153,724	$629,185
Futures contracts[3]	$2,002,002	—	—	—	2,002,002
OTC swap contracts[4]	17,412	—	—	—	17,412
Centrally cleared swap contracts[5]	146,594	—	—	—	146,594
Forward foreign currency contracts	—	848,777	—	—	848,777
Total	$2,166,008	$1,319,411	$4,827	$153,724	$3,643,970

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	$5,500	$124,744	—	$24,743	$154,987
Futures contracts[3]	1,188,196	—	—	—	1,188,196
OTC swap contracts[4]	14,525	—	$134,710	—	149,235
Centrally cleared swap contracts[5]	2,755,197	—	62,057	—	2,817,254
Forward foreign currency contracts	—	318,020	—	—	318,020
Total	$3,963,418	$442,764	$196,767	$24,743	$4,627,692

Western Asset Income Fund 2019 Annual Report	83

Notes to financial statements (cont’d)

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(663,872)	$(1,081,227)	$(20,647)	$(1,147,025)	$(2,912,771)
Written options	236,729	291,405	—	306,432	834,566
Futures contracts	960,788	—	—	—	960,788
Swap contracts	2,299,782	—	441,600	—	2,741,382
Forward foreign currency contracts	—	1,376,312	—	—	1,376,312
Total	$2,833,427	$586,490	$420,953	$(840,593)	$3,000,277

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$202,721	$473,115	$(1,417)	$220,591	$895,010
Written options	(28,609)	6,005	—	(114,962)	(137,566)
Futures contracts	1,201,769	—	—	—	1,201,769
Swap contracts	(2,863,200)	—	(341,910)	—	(3,205,110)
Forward foreign currency contracts	—	576,208	—	—	576,208
Total	$(1,487,319)	$1,055,328	$(343,327)	$105,629	$(669,689)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

84	Western Asset Income Fund 2019 Annual Report

During the year ended July 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,090,166
Written options	111,790
Futures contracts (to buy)	219,739,637
Futures contracts (to sell)	145,146,549
Forward foreign currency contracts (to buy)	33,335,444
Forward foreign currency contracts (to sell)	60,453,183

Average Notional Balance
Interest rate swap contracts	$224,565,396
Credit default swap contracts (to buy protection)	8,450,353
Credit default swap contracts (to sell protection)†	6,032,308
Total return swap contracts†	7,835,385

†	At July 31, 2019, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of July 31, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$456,755	$(107,726)	$349,029	—	$349,029
BNP Paribas SA	—	(17,691)	(17,691)	—	(17,691)
Citibank N.A.	265,678	(102,089)	163,589	$(131,982)	31,607
Credit Suisse	4,827	—	4,827	—	4,827
Deutsche Bank AG	—	(134,710)	(134,710)	134,710	—
Goldman Sachs Group Inc.	183	—	183	—	183
JPMorgan Chase & Co.	614,207	(229,783)	384,424	(84,499)	299,925
Morgan Stanley & Co. Inc.	47,716	—	47,716	—	47,716
Total	$1,389,366	$(591,999)	$797,367	$(81,771)	$715,596

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Western Asset Income Fund 2019 Annual Report	85

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$680,406	†	$386,093
Class C	66,952		7,360
Class C1	98,463		12,218
Class I	—		92,205
Class IS	—		282
Total	$845,821		$498,158

†	Amount shown is exclusive of expense reimbursements. For the year ended July 31, 2019, the service and/or distribution fees reimbursed amounted to $15 for Class A shares.

For the year ended July 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$34,648
Class C	854
Class C1	2,089
Class I	12,783
Class IS	1,028
Total	$51,402

6. Distributions to shareholders by class

	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Investment Income:
Class A	$13,764,917	$13,459,133
Class C	298,378	283,152
Class C1	692,679	999,422
Class I	5,418,835	5,726,193
Class IS	351,078	35,560
Total	$20,525,887	$20,503,460

86	Western Asset Income Fund 2019 Annual Report

	Year Ended July 31, 2019	Year Ended July 31, 2018
Return of Capital:
Class A	$2,511,596	$1,483,528
Class C	53,640	33,311
Class C1	96,566	105,535
Class I	876,183	694,266
Class IS	90,416	4,326
Total	$3,628,401	$2,320,966

7. Shares of beneficial interest

At July 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2019		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,636,375	$52,413,361	8,152,912	$51,902,839
Shares issued on reinvestment	2,620,993	15,826,839	2,274,898	14,442,333
Shares repurchased	(8,863,121)	(53,555,530)	(8,783,938)	(56,015,546)
Net increase	2,394,247	$14,684,670	1,643,872	$10,329,626

Class C
Shares sold	348,687	$2,092,317	469,345	$2,986,950
Shares issued on reinvestment	52,690	317,750	44,711	282,918
Shares repurchased	(529,242)	(3,195,042)	(297,843)	(1,884,532)
Net increase (decrease)	(127,865)	$(784,975)	216,213	$1,385,336

Class C1
Shares sold	30,279	$180,806	30,019	$191,045
Shares issued on reinvestment	128,944	775,976	171,447	1,091,360
Shares repurchased	(2,916,377)	(17,814,440)	(979,151)	(6,249,841)
Net decrease	(2,757,154)	$(16,857,658)	(777,685)	$(4,967,436)

Class I
Shares sold	5,969,595	$36,624,616	15,651,360	$100,424,487
Shares issued on reinvestment	894,873	5,426,194	769,957	4,897,391
Shares repurchased	(9,739,339)	(58,813,555)	(9,828,431)	(62,133,337)
Net increase (decrease)	(2,874,871)	$(16,762,745)	6,592,886	$43,188,541

Western Asset Income Fund 2019 Annual Report	87

Notes to financial statements (cont’d)

	Year Ended July 31, 2019		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount
Class IS
Shares sold	7,176,674	$44,272,315	107,637	$691,232
Shares issued on reinvestment	37,535	228,645	6,197	39,448
Shares repurchased	(169,479)	(1,041,689)	(76,072)	(480,423)
Net increase	7,044,730	$43,459,271	37,762	$250,257

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended July 31, 2019. The following transactions were effected in shares of such companies for the year ended July 31, 2019.

	Affiliate Value at July 31, 2018	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	$12,912,429	$117,906,931	117,906,931	$128,761,917	128,761,917

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2019
Western Asset Government Cash Management Portfolio LLC	—	$106,953	—	$2,057,443

88	Western Asset Income Fund 2019 Annual Report

9. Restricted securities

The following Fund investments are restricted as to resale.

Security	Face Amount	Acquisition Date	Cost	Value at 7/31/2019	Value Per Unit	Percent of Net Assets
BioScrip Inc., First Lien Notes, 9.402%, due 6/30/22	$1,979,000	6/17	$1,966,437	$2,068,055	$104.50	0.46%
BioScrip Inc., First Lien Notes, 9.402%, due 8/15/20	100,000	5/19	99,183	99,500	99.50	0.02
			$2,065,620	$2,167,555		0.48%

10. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended July 31, 2019, the Fund incurred a commitment fee in the amount of $4,536. The Fund did not utilize the Redemption Facility during the year ended July 31, 2019.

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$20,525,887	$20,503,460
Tax return of capital	3,628,401	2,320,966
Total distributions paid	$24,154,288	$22,824,426

Western Asset Income Fund 2019 Annual Report	89

Notes to financial statements (cont’d)

As of July 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(40,082,776)
Other book/tax temporary differences(a)	(1,659,364)
Unrealized appreciation (depreciation)(b)	(2,391,898)
Total accumulated earnings (losses) — net	$(44,134,038)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts, the difference between cash and accrual basis distributions paid and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable to the tax deferral of losses on wash sales, book/tax differences on the treatment of certain investments, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences on the treatment of partnership investments.

12. Recent accounting pronouncements

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

90	Western Asset Income Fund 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Income Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations for the year ended July 31, 2019 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended July 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year ended July 31, 2019, and the changes in net assets and the financial highlights for each of the two years in the period ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2017 and the financial highlights for each of the periods ended on or prior to July 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, brokers, agent banks and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopersLLP

Baltimore, MD

September 17, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset Income Fund 2019 Annual Report	91

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during the past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)

Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during the past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)

Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during the past five years	None

92	Western Asset Income Fund

Independent Trustees† (cont’d)

Stephen R. Gross*

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	88
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron*

Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)

Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	88
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Western Asset Income Fund	93

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during the past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during the past five years	None

Interested Trustee and Officer

Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 141 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	132
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Chief Compliance Officer

Term of office[1] and length of time served2	Since 2007

Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

94	Western Asset Income Fund

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel— U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Income Fund	95

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during the past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

96	Western Asset Income Fund

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*

Effective February 6, 2019, Mr. Gross and Ms. Heilbron serve as Trustees on this Board and an additional Board within the Legg Mason fund complex, which is reflected in the “Number of funds in fund complex overseen by Trustee”.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Income Fund	97

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2019:

Record date:	Daily	Daily
Payable date:	August 2018 through December 2018	January 2019 through July 2019
Tax Return of Capital	—	26.77%

98	Western Asset Income Fund

Western Asset

Income Fund

Trustees

Elliot J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Western Asset Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01184 9/19 SR19-3702

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2018 and July 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $156,583 in July 31, 2018 and $115,801 in July 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in July 31, 2018 and $9,000 in July 31, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $17,450 in July 31, 2018 and $0 in July 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $11,092 in July 31, 2018 and $0 in July 31, 2019

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for July 31, 2018 and July 31, 2019; Tax Fees were 100% and 100% for July 31, 2018 and July 31, 2019; and Other Fees were 100% and 100% for July 31, 2018 and July 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $517,227 in July 31, 2018 and $463,523 in July 31, 2019.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: September 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 24, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: September 24, 2019